UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )
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ENSTAR GROUP LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2008
PROXY STATEMENT
PROPOSAL NO. 1 -- ELECTION OF DIRECTORS
PROPOSAL NO. 2 -- APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL 3 -- APPROVAL OF THE AMENDED AND RESTATED ENSTAR GROUP LIMITED EMPLOYEE SHARE PURCHASE PLAN
PROPOSAL NO. 4 -- ELECTION OF DIRECTORS FOR OUR SUBSIDIARIES
PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE REPORT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR 2008 ANNUAL GENERAL MEETING
HOUSEHOLDING
OTHER MATTERS

ENSTAR GROUP LIMITED

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 11, 2008

Notice is hereby given that the Annual General Meeting of Shareholders of Enstar Group Limited will be held at the Fairmont Hamilton Princess Hotel located at 76 Pitts Bay Road, Hamilton, Bermuda, on Wednesday, June 11, 2008 at 9:00 a.m. local time for the following purposes:

1. To elect two Class II Directors to hold office until 2011.

2.	To ratify the selection of Deloitte & Touche, Hamilton, Bermuda, to act as our independent registered public accounting firm for the fiscal year ending December 31, 2008 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

3. To approve the Enstar Group Limited Employee Share Purchase Plan.

4. To act on the election of directors for our subsidiaries.

5.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only shareholders of record at the close of business on April 15, 2008 are entitled to notice of and to vote at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2008: Please be advised that the proxy statement and the annual report to shareholders for the year ended December 31, 2007 are available at http://enstargroup.com by clicking on “All SEC Filings” and then “Materials for Annual Meeting.”

By Order of the Board of Directors

Scott Davis
Corporate Secretary

Hamilton, Bermuda
April 29, 2008

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

ENSTAR GROUP LIMITED
P.O. Box 2267, Windsor Place, 3rd Floor
18 Queen Street
Hamilton, HM JX, Bermuda

PROXY STATEMENT
FOR
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 11, 2008

April 29, 2008

The Annual General Meeting of Shareholders of Enstar Group Limited will be held at the Fairmont Hamilton Princess Hotel located at 76 Pitts Bay Road, Hamilton, Bermuda, on Wednesday, June 11, 2008 at 9:00 a.m. local time. We are mailing this Proxy Statement on or about May 6, 2008 to each holder of our issued and outstanding ordinary shares entitled to vote at the Annual General Meeting in order to furnish information relating to the business to be transacted at the meeting. We have mailed our Annual Report to Shareholders for the fiscal year ended December 31, 2007 with this Proxy Statement. We have included the Annual Report for informational purposes and not as a means of soliciting your proxy.

We hope that you will be able to attend the Annual General Meeting in person. Whether or not you expect to attend the meeting in person, please complete, sign, date and return the enclosed proxy card in the accompanying envelope so that your shares will be represented. If you receive more than one proxy card because you have multiple accounts, you should sign and return all proxies received to be sure all of your shares are voted.

If the accompanying proxy card is properly executed and returned, the proxies named on the proxy card will vote the ordinary shares of the Company that it represents as specified on the following proposals:

1. To elect two Class II Directors to hold office until 2011.

2.	To ratify the selection of Deloitte & Touche, Hamilton, Bermuda, to act as our independent registered public accounting firm for the fiscal year ending December 31, 2008 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

3. To approve the Enstar Group Limited Employee Share Purchase Plan.

4. To act on the election of directors for our subsidiaries.

5.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Shareholders of record as of the close of business on April 15, 2008 are entitled to vote at the Annual General Meeting. As of that date, there were 11,944,289 ordinary shares issued and outstanding and entitled to vote at the meeting. Except as set forth in our bye-laws, each ordinary share entitles the holder thereof to one vote. In accordance with our bye-laws, certain shareholders whose shares constitute 9.5% or more of the voting power of our ordinary shares are entitled to less than one vote for each ordinary share held by them.

The required quorum for the Annual General Meeting consists of two or more shareholders present in person or by proxy and entitled to vote at least a majority of the shares entitled to vote at the meeting. The election of directors and the approval of Proposals Two and Three require the affirmative vote of a majority of the votes cast by the shareholders at the meeting. With respect to Proposal Four, regarding the election of directors of our subsidiaries, our Board of Directors will cause our corporate representative or proxy to vote the shares of those subsidiaries in the same proportion as the votes received at the meeting from our shareholders. If any other business is brought before the meeting, proxies will be voted, to the extent permitted by the rules and regulations of the Securities and Exchange Commission, in accordance with the judgment of the persons voting the proxies.

We will count ordinary shares held by shareholders who are present in person or by proxy at the meeting and who elect to abstain from voting on any proposal, as well as broker non-votes, towards the presence of a quorum, but will not count those shares as a vote in the election of any director or for any other proposal. We will also count ordinary shares held by shareholders who have signed their proxy cards but have not specified how their shares are to be voted towards the presence of a quorum, and we will vote those shares “FOR” the election of directors nominated by our Board of Directors under Proposal One, “FOR” Proposal Two, “FOR” Proposal Three and “FOR” each of the subsidiary director nominees listed in Proposal Four.

Any shareholder giving a proxy has the power to revoke it prior to its exercise by sending notice of revocation to our Secretary in writing, by executing and delivering a subsequently dated proxy card or by voting in person at the meeting. Attendance at the meeting will not by itself constitute revocation of a proxy.

The Company will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to the beneficial owners of our ordinary shares. In addition to solicitation by mail, certain directors, officers and employees of the Company and its subsidiaries may solicit proxies personally or by telephone or other electronic means without extra compensation, other than reimbursement for actual expenses incurred in connection with the solicitation. The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company.

When used in this Proxy Statement, the terms “we,” “us,” “our,” and “the Company” refer to Enstar Group Limited.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes designated Class I, Class II and Class III. The term of office for each Class II director expires at the annual general meeting in 2008; the term of office for each Class III director expires at the annual general meeting in 2009; and the term of office for each Class I director expires at the annual general meeting in 2010. At each annual general meeting, the successors of the class of directors whose term expires at that meeting will be elected to hold office for a term expiring at the annual general meeting to be held in the third year following the year of their election.

Two Class II directors are to be elected at the meeting to hold office until the annual general meeting in 2011. Both of the nominees currently are directors. In accordance with the resolutions adopted by our Board of Directors concerning the nomination of individuals to serve as directors of the Company, our Board of Directors nominated each of the nominees following a recommendation of the nominees from our independent directors. Both nominees have consented to serve if elected. We do not expect that either of the nominees will become unavailable for election as a director, but if either nominee should become unavailable prior to the meeting, proxy cards authorizing the proxies to vote for the nominees will instead be voted for a substitute nominee recommended by our Board of Directors.

In connection with the merger of one of our wholly owned subsidiaries with The Enstar Group, Inc. on January 31, 2007 (the “Merger”), we completed a recapitalization (also on January 31, 2007). Pursuant to the terms of the agreement governing the recapitalization (the “Recapitalization Agreement”) each of our current directors except for Robert J. Campbell, including each nominee to be elected at the Annual General Meeting, was named a director of the Company. Mr. Campbell was appointed to the Board of Directors on August 8, 2007.

Nominees for Class II Directors

The table below sets forth the names, ages, class and positions with the Company of the nominees who are standing for election at the meeting:

Name	Age	Class	Positions with the Company

T. Whit Armstrong	61	II	Director
John J. Oros	61	II	Director and Executive Chairman

T. Whit Armstrong became a director of the Company on January 31, 2007 in connection with the completion of the Merger. Mr. Armstrong served as a director of The Enstar Group, Inc. from June 1990 through the Merger. Mr. Armstrong has been President, Chief Executive Officer and Chairman of the Board of The Citizens Bank, Enterprise, Alabama, and its holding company, Enterprise Capital Corporation, Inc. for more than five years. Mr. Armstrong is also a director of Alabama Power Company of Birmingham, Alabama.

John J. Oros has served as a director of the Company since November 2001 and became the Executive Chairman of the Company on January 31, 2007. Mr. Oros served as a director of The Enstar Group, Inc. from 2000 through the Merger on January 31, 2007. Mr. Oros served as Executive Vice President of The Enstar Group, Inc. from March 2000 through June 2001, when Mr. Oros was named President and Chief Operating Officer. Following the Merger, Mr. Oros continues to serve as President of The Enstar Group, Inc., which is now named Enstar USA, Inc. and is a wholly-owned subsidiary of the Company. Before joining The Enstar Group, Inc., Mr. Oros was an investment banker at Goldman, Sachs & Co. in the Financial Institutions Group. Mr. Oros joined Goldman, Sachs & Co. in 1980 and was made a General Partner in 1986. Mr. Oros resigned from Goldman, Sachs & Co. in March 2000 to join The Enstar Group, Inc. In February 2006, Mr. Oros became a Managing Director of J.C. Flowers & Co. LLC, which serves as investment advisor to J.C. Flowers II L.P., a private equity fund affiliated with J. Christopher Flowers, another director of the Company. Mr. Oros splits his time between J.C. Flowers & Co. LLC and the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

Continuing Directors

The table below sets forth the names, ages, class and positions with the Company of the directors who are not standing for election at the meeting:

Name	Age	Class	Positions with the Company

Robert J. Campbell	59	I	Director
Gregory L. Curl	59	I	Director
Paul J. O’Shea	50	I	Director, Executive Vice-President and Joint Chief Operating Officer
Paul J. Collins	71	III	Director
T. Wayne Davis	61	III	Director
J. Christopher Flowers	50	III	Director
Dominic F. Silvester	47	III	Director and Chief Executive Officer

Robert J. Campbell was appointed to the position of director of the Company in August 2007. Mr. Campbell has been a Partner with the investment advisory firm of Beck, Mack & Oliver, LLC since 1990. Since 1999, Mr. Campbell has also served as a director of Camden National Corporation.

Gregory L. Curl became a director of the Company on January 31, 2007 in connection with the completion of the Merger. Mr. Curl served as a director of The Enstar Group, Inc. from July 2003 through the Merger. Mr. Curl has been Director of Corporate Planning and Strategy for Bank of America since December 1998. Previously, Mr. Curl was Vice Chairman of Corporate Development and President of Specialized Lending for Bank of America from 1997 to 1998.

Paul J. O’Shea has served as a director, Executive Vice President and Joint Chief Operating Officer of the Company since its formation in 2001. Mr. O’Shea served as a director and Executive Vice President of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. In 1994, Mr. O’Shea joined Messrs. Dominic F. Silvester and Nicholas A. Packer in their run-off business venture in Bermuda. From 1985 until 1994, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group.

Paul J. Collins became a director of the Company on January 31, 2007 in connection with the completion of the Merger. Mr. Collins served as a director of The Enstar Group, Inc. from May 2004 through the Merger. Mr. Collins retired as a Vice Chairman and member of the Management Committee of Citigroup Inc. in September 2000. From 1985 to 2000, Mr. Collins served as a director of Citicorp and its principal subsidiary, Citibank; from 1988 to 1998, he also served as Vice Chairman of such entities. Mr. Collins currently serves as a director of BG Group, as a member of the supervisory board of Actis Capital LLP and as a trustee of the University of Wisconsin Foundation and the Glyndebourne Arts Trust. He is also a member of the Advisory Board of Welsh, Carson, Anderson & Stowe, a private equity firm.

T. Wayne Davis became a director of the Company on January 31, 2007 in connection with the completion of the Merger. Mr. Davis served as a director of The Enstar Group, Inc. from June 1990 through the Merger. Mr. Davis was Chairman of the Board of General Parcel Service, Inc., a parcel delivery service, from January 1989 to September 1997 and was Chairman of the Board of Momentum Logistics, Inc. from September 1997 to March 2003. He also is a director of MPS Group, Inc.

J. Christopher Flowers has been a director of the Company since November 2001. Mr. Flowers served as a director of The Enstar Group, Inc. from October 1996 through the Merger on January 31, 2007, including serving as Vice Chairman of the board of The Enstar Group, Inc. from December 1998 through July 2003. Mr. Flowers has been a Managing Director of J.C. Flowers & Co., LLC, a financial services investment advisory firm, since 2002. Mr. Flowers is a director of Shinsei Bank, Ltd. (since 2000), NIBC Capital Bank N.V. (since 2005), Fox-Pitt, Kelton, Cochran, Caronia & Waller (since 2006) and HSH-Nordbank AG (since 2006).

Dominic F. Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, for which Mr. Silvester was the Chief Executive Officer. From 1988 until 1993, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited.

Independence of Directors

Our Board of Directors consists of nine directors, of which six are non-management directors. The board is in compliance with the NASDAQ Marketplace Rule 4350(c)(1) requirement that the board be comprised of a majority of independent directors. The board has determined that five of our non-management directors, Messrs. Armstrong, Campbell, Collins, Curl and Davis, are independent as defined by NASDAQ Marketplace Rule 4200(a)(15). The board has made this determination based primarily on a review of the responses of the directors to questions regarding employment and compensation history, family relationships and affiliations, and discussions with the directors. For details about certain relationships and transactions among the Company and its executive officers and directors, see “Certain Relationships and Related Transactions” in this proxy statement.

Meetings of the Board of Directors and its Committees

We expect our directors to attend all meetings of our Board of Directors, all meetings of all committees of the board on which they serve and each annual general meeting of shareholders, absent exigent circumstances. Our Board of Directors met four times during the year ended December 31, 2007. Each director attended at least 75% of the meetings of the board and of the committees of the board on which the director served during the period for which he served during 2007, except Paul J. Collins. Nine out of ten directors then serving attended the 2007 annual general meeting of shareholders. In addition, in 2007, our independent directors met each quarter in executive sessions without management.

Our Board of Directors currently maintains an Audit Committee and a Compensation Committee. Current copies of the charter for each of these committees are available on our website at www.enstargroup.com. In addition, any shareholder may receive copies of these documents in print, without charge, by contacting our Secretary at P.O. Box HM 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda.

Audit Committee.  Since the completion of the Merger on January 31, 2007, the Audit Committee has been comprised of Messrs. Armstrong, Collins, Curl and Davis, with Mr. Armstrong serving as Chairman. On August 8, 2007, Mr. Campbell was also appointed to the Audit Committee. The Audit Committee met four times during the year ended December 31, 2007. This committee has general responsibility for the oversight of the quality and integrity of our financial statements, the qualifications and independence of our independent auditor, the performance of our internal audit function and independent auditor, and our compliance with legal and regulatory requirements. The committee appoints, retains and approves the compensation for our independent auditors, pre-approves fees and services of the independent auditors and reviews the scope and results of their audit. Each member of the Audit Committee is a non-management director and is independent as defined in NASDAQ Marketplace Rule 4200(a)(15) and under the Exchange Act. Our Board of Directors has determined that each of Messrs. Curl and Collins, who are both independent directors, qualifies as an audit committee financial expert pursuant to the definition set forth in item 407(d)(5)(ii) of Regulation S-K, as adopted by the Securities and Exchange Commission (the “SEC”). The Audit Committee operates under a written charter that has been approved by our Board of Directors. The charter is reviewed annually by the Audit Committee, which recommends any proposed changes to our board.

Compensation Committee.  Since the completion of the Merger on January 31, 2007, the Compensation Committee has been comprised of Messrs. Armstrong, Curl and Davis, with Mr. Davis serving as Chairman. On February 26, 2008, the Board of Directors appointed Messrs. Campbell and Collins to the Compensation Committee. The Compensation Committee met twice during the year ended December 31, 2007. The Compensation Committee has general responsibility for the compensation of our executive officers. The committee establishes our general compensation philosophy and oversees the development and implementation of our compensation programs. The committee also periodically reviews the compensation of our directors and makes recommendations to our board with respect thereto. Each member of the Compensation Committee is a non-management director and is independent as defined in NASDAQ Marketplace Rule 4200(a)(15). The Compensation Committee operates under a written charter that has been approved by our Board of Directors. The charter is reviewed annually by the Compensation Committee, which recommends any proposed changes to our board. Additional information on the Compensation Committee and the role of management in setting compensation is provided below in “Executive Compensation — Compensation Discussion & Analysis.”

Compensation Committee Interlocks and Insider Participation.  During the year ended December 31, 2007, no executive officer served as a member of the compensation committee or as a director of another entity, one of whose executive officers served on our Compensation Committee or as one of our directors.

Nomination Process.  The Company does not have a nominating committee, although we do have a formal nominations process. It is the position of the Board of Directors that it is appropriate for the independent directors, rather than a separate committee comprised of most or all of our independent directors, to recommend director candidates. NASDAQ Marketplace Rule 4350(c)(4) requires director nominees of the Company to be selected, or recommended to the Board of Directors for selection, either by (i) a majority of the independent directors or (ii) a nominations committee comprised solely of independent directors. In November 2006, the Board of Directors adopted a resolution in accordance with these requirements regarding the nomination of directors. Pursuant to that resolution, the independent directors, Messrs. Armstrong, Campbell, Collins, Curl and Davis, will conduct the director nomination process each year in connection with our annual general meeting of shareholders.

When identifying and reviewing director nominees, the independent directors consider the nominees’ personal and professional integrity, ability and judgment, as well as other factors deemed appropriate by the independent directors. For incumbent directors, the independent directors review each director’s overall service to the Company during the director’s term, including the number of meetings attended, level of participation and quality of performance. The independent directors considered and nominated the candidates proposed for election as directors at the Annual General Meeting, with the Board of Directors unanimously agreeing on all actions taken in this regard.

Shareholders may recommend candidates to serve as directors by submitting a written notice to the Board of Directors at Enstar Group Limited, P.O. Box 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda. Shareholder recommendations must be accompanied by sufficient information to assess the candidate’s qualifications and contain the candidate’s consent to serve as director if elected. Shareholder nominees will be evaluated by the independent directors in the same manner as nominations made by the independent directors.

Code of Ethics/Code of Conduct

We have adopted a Code of Ethics that applies to all of our senior executive and financial officers, and a Code of Conduct that applies to all of our directors and employees, including all senior executive and financial officers covered by the Code of Ethics. Copies of our Code of Ethics and Code of Conduct are available on our website at www.enstargroup.com. In addition, any shareholder may receive copies of these documents in print, without charge, by contacting our Secretary at Enstar Group Limited, P.O. Box 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton HM JX, Bermuda. We intend to disclose on our website any required amendment to, or waiver of, a provision of the Code of Ethics or Code of Conduct that applies to our senior executive and financial officers.

Shareholder Communications with the Board of Directors

Shareholders and other interested parties may send communications to our Board of Directors by sending written notice to our Secretary at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda. The notice may specify whether the communication is directed to the entire board, to the independent directors, or to a particular board committee or individual director. Our Secretary will handle routine inquiries and requests for information. If the Secretary determines the communication is made for a valid purpose and is relevant to the Company and its business, the Secretary will forward the communication to the entire board, to the independent directors, to the appropriate committee chairman or to the individual director as the notice was originally addressed. At each meeting of our Board of Directors, our Secretary will present a summary of all communications received since the last meeting that were not forwarded and will make those communications available to the directors on request.

PROPOSAL NO. 2 — APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of our Board of Directors has selected Deloitte & Touche, Hamilton, Bermuda, as our independent registered public accounting firm for the fiscal year ending December 31, 2008. At the Annual General Meeting, shareholders will be asked to ratify this selection and to authorize our Board of Directors, acting through the Audit Committee, to approve the fees for Deloitte & Touche. Representatives of Deloitte & Touche are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. The representatives of Deloitte & Touche will also be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008 AND THE AUTHORIZATION OF OUR BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO APPROVE THE FEES FOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Audit and Non-Audit Fees

Aggregate fees for professional services rendered to us by Deloitte & Touche for the fiscal years ended December 31, 2007 and 2006 are set forth below.

	Fiscal Year 2007	Fiscal Year 2006

Audit Fees	$3,488,442	$3,381,776
Audit-Related Fees	334,967	66,279
Tax Fees	471,681	283,788
All Other Fees	—	—

Total	$4,295,090	$3,731,843

Audit Fees for the years ended December 31, 2007 and December 31, 2006 were for professional services rendered for the audit of our annual financial statements, for the review of our quarterly financial statements, for services in connection with the audits for insurance statutory and regulatory purposes in the various jurisdictions in which we operate and for the provision of consents and comfort letters relating to our filings with the SEC.

Audit-Related Fees for the years ended December 31, 2007 and December 31, 2006 consisted primarily of professional services rendered for financial accounting and reporting consultations and opening balance sheet audits of acquisitions.

Tax Fees for the years ended December 31, 2007 and December 31, 2006 were for professional services rendered for tax compliance and tax consulting.

There were no fees in the All Other Fees category for the fiscal years ended December 31, 2007 and December 31, 2006.

Our Audit Committee approved all of the services and related fees described above. In addition, our Audit Committee considers whether the nature or amount of non-audit services could potentially affect Deloitte & Touche’s independence.

On February 26, 2008, our Audit Committee adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. The Audit Committee will generally pre-approve a list of specific services and categories of services, including audit, audit-related, and other services, for the upcoming or current fiscal year, subject to a specified cost level. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, all audit and permissible non-audit services in excess of the pre-approved cost level, whether or not such services are included on the pre-approved list of services, must be separately pre-approved by the Audit Committee chairman.

PROPOSAL 3 — APPROVAL OF THE AMENDED AND RESTATED
ENSTAR GROUP LIMITED EMPLOYEE SHARE PURCHASE PLAN

On February 26, 2008, our Board of Directors adopted, subject to shareholder approval, the Amended and Restated Enstar Group Limited Employee Stock Purchase Plan (the “Plan”), effective March 1, 2008. The Plan is designed to provide our employees with an opportunity to purchase Enstar Group Limited ordinary shares (“Shares”) through payroll deductions and enables us to retain and attract qualified employees by providing additional incentives through increased share ownership.

General

The Plan is an important element of our employees’ compensation and helps align the interests of our employees with those of our shareholders. The purpose of the Plan is to give our employees an incentive to advance the best interests of the Company by providing a way for them to purchase Shares at a favorable price and on favorable terms. In our opinion, the Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

The Plan is designed to qualify for favorable income tax treatment under Section 423 of the Internal Revenue Code (the “Code”). The Plan provides for the issuance, upon purchase by participating employees, of up to an aggregate of 200,000 Shares (subject to adjustment in the event of stock splits and certain other corporate events, as described below under “Adjustment to Shares”). These Shares may be unissued or reacquired Shares held as treasury shares for purposes of the Plan. The Plan can be terminated as described under “Amendment or Termination of the Plan.” Any Shares that are not subject to purchase upon the termination of the Plan will cease to be subject to the Plan.

Only employees having less than 5% of our total combined voting power who are not highly compensated employees (within the meaning of Section 414(q) of the Code) subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 are eligible to participate in the Plan.

Summary of the Key Terms of the Plan

This section summarizes the material terms of the Plan. The full text of the Plan is set forth in Appendix A to this Proxy Statement. Certain features of the Plan are summarized below, but the summary is qualified in its entirety by reference to the full text of the Plan. All capitalized terms not defined in this Proxy Statement have the meanings set forth in the Plan.

Administration of the Plan

Under the terms of the Plan, the Plan will be administered by an individual or committee, as determined by the Board (the “Administrator”), or, the Board of Directors itself. The Board of Directors has appointed Jeff Adams, our Assistant Financial Controller, to administer the Plan. The Administrator has discretionary authority to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan.

Eligibility for Participation

Any individual who becomes an employee of the Company is eligible to participate in the Plan with respect to Offering Periods that commence after the employee’s hire date. No employee has a right to purchase Shares if the employee, immediately after acquiring such right, would own shares, and/or hold outstanding options to purchase shares, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (with share ownership determined pursuant to the rules of Section 424(d) of the Code). Any highly compensated employee of the Company (within the meaning of Section 414(q) of the Code) who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 is not eligible to participate in the Plan. As of the date of this proxy statement, approximately 220 employees were eligible to participate in the Plan.

Offering Periods and Employee Participation

During the first year of the Plan, there will be an Offering Period commencing on April 1, 2008 and ending on December 31, 2008. Each year following the first year of the Plan will have an Offering Period beginning on January 1 and ending on the following December 31.

An eligible employee may elect to participate in the Plan for any Offering Period by designating a percentage of his or her Base Pay (generally, the employee’s straight-time earnings) to be deducted from compensation for each payroll period and paid into the Plan for his or her account. A participant’s purchases under the Plan may not exceed either (1) 15% of Base Pay or (2) $25,000 worth of Shares (determined at the fair market value of Shares at the purchase date).

Participation in the Plan is voluntary and depends on each eligible employee’s election to participate and the level of payroll deductions elected, and the fair market value of the Shares on the purchase date. Accordingly, the benefits or amounts that will be received with respect to future purchases under the Plan are not determinable. For the same reasons and because this is the first time a plan of this nature has been adopted by the Company, we cannot determine what benefits or amounts would have been received if the Plan been in place during the last completed fiscal year.

Purchase Price and Shares Purchased

The aggregate payroll deductions credited to the participant’s account will be used to purchase Shares on the last business day of each calendar month. The purchase price per Share to be paid by each participant on each purchase of Shares is an amount equal to 85% of the fair market value of the Shares on the purchase date. The fair market value of the Shares will be the closing price of a Share as reported on the NASDAQ Global Select Market or such other securities exchange on which the Shares may be primarily traded in the future.

Any balance remaining in a participant’s account after payment of the purchase price for Shares will be used to purchase Shares on the next purchase date in the Offering Period, and any amount remaining in the participant’s account at the end of the Offering Period will be returned to the participant. No fractional Shares will be purchased. All payroll authorizations are made in whole percentages and deductions are rounded to the nearest dollar. A participant does not have any rights or privileges of a shareholder of the Company for any Shares subject to the Plan until Shares have been purchased and registered in the name of the participant.

In the event a participant’s Base Pay is not payable in U.S. Dollars, then the payroll deductions in participant’s account will be converted to U.S. Dollars at the spot exchange rate at the close of business on the purchase date, in accordance with procedures established by the Administrator.

Changes in and Withdrawal of Payroll Deductions

A participant may discontinue participation in the Plan during any Offering Period by withdrawing his or her payroll authorization, but no other change can be made during an Offering Period. A participant may not alter the amount of his or her payroll deductions for an Offering Period, except to zero.

Termination of Employment

Upon termination of a participant’s employment, the payroll deductions credited to his or her account will be applied to the purchase of Shares as of the next purchase date. Any amount remaining in the participant’s account after such purchase date will be returned to the participant (or his or her estate, in the case of death).

Adjustment to Shares

Whenever any change is made in the Shares, by reason of a stock split, reorganization, recapitalization, combination, exchange of shares, merger, consolidation, or any other similar change in corporate structure, the Administrator will take appropriate action to adjust the number of Shares remaining for issue under the Plan in proportion to the change in issued Shares.

Amendment or Termination of the Plan

The Board of Directors in its discretion may terminate or amend the Plan at any time. However, the Board of Directors may not, without the approval of the shareholders of the Company (1) increase the maximum number of Shares that may be issued under the Plan (other than for changes in capitalization, as described above) or (2) change the persons eligible to purchase Shares.

Upon termination of the Plan, the Administrator, in its discretion, will either use any cash remaining in participants’ accounts to purchase Shares under the Plan, or return cash to the participants.

Use of Funds

All funds received or held by the Company under the Plan will be included in the general funds of the Company free of any trust, segregation or other restriction, and may be used for any corporate purpose. No interest will be paid or allowed on any money paid into the Plan or credited to the account of a participant.

Transferability

Neither payroll deductions credited to a participant’s account nor any rights to acquire Shares under the Plan may be assigned or transferred other than by will or the laws of descent and distribution.

Tax Consequences

The tax consequences of participating in the Plan vary depending on a participant’s tax jurisdiction, as described below. There are no tax consequences of Plan participation to Bermuda taxpayers.

Rules Applicable to United States Taxpayers

The Plan has been designed to qualify for special tax treatment under Section 423 of the Code. Under Code Section 423, a participant in the United States does not recognize taxable income until the Shares acquired under the Plan are sold or otherwise transferred. If the Shares are sold or otherwise transferred at least two years after the purchase date, then the participant will recognize ordinary taxable income equal to the lesser of (i) the excess of the fair market value of the Shares on the purchase date over the purchase price (i.e., the discount), or (ii) the amount of gain realized on the sale. Any additional gain or loss on the sale or transfer will be treated as a long-term capital gain or loss.

If the Shares are sold or transferred before the expiration of the two-year holding period described above (referred to as a “disqualifying disposition”), the excess of the fair market value of the Shares on the purchase date over the purchase price will be treated as ordinary income, even if no gain is realized on the sale, or the gain realized on the sale is less than this amount. The balance of any gain or loss will be treated as a short-term capital gain or loss if the shares have been held less than 12 months and a long-term capital gain or loss if the shares were held at least 12 months prior to the disposition.

The Company does not have any federal income tax consequences at the offering or purchase date of the Shares. However, if an employee disposes of Shares acquired under the Plan before the expiration of the holding period described above, generally the Company will be entitled to a tax deduction in the year of disposition equal to the amount of ordinary income recognized by the employee.

Rules Applicable to United Kingdom Taxpayers

The Shares acquired by a participant in the United Kingdom are not issued under a plan that has been approved by HM Revenue & Customs. The excess of the fair market value of the Shares a participant acquires on the purchase date over the purchase price (i.e., the discount) will be subject to income tax and employee’s national insurance contributions (“NICs”) when participants acquire the Shares. If the participant subsequently sells or otherwise transfers the Shares after acquisition, any gain over and above the fair market value of the Shares when the participant acquired them will be subject to capital gains tax. Under current rules the exact amount of capital gains tax is dependent on how long the participant holds the Shares but under proposed legislation there will be a flat rate of tax on capital gains of 18% exceeding the annual exemption for capital gains irrespective of how long the participant holds the Shares.

The Company will be responsible for paying employer NICs with respect to the benefit provided by the discount and should be able to claim a deduction for this amount provided that the payment is incurred wholly and exclusively for the purposes of its trade and is not otherwise subject to statutory disallowance.

Ratification by Shareholders of the Plan

Approval of the Plan will require the affirmative vote of a majority of the votes cast by shareholders at the Annual General Meeting. Upon approval of the Plan by our shareholders, the Plan will go into effect and purchases will begin as of the last business day of April. In the event that the proposal to approve the Plan is not approved by our shareholders at the meeting, the Plan will automatically terminate to the same extent and with the same effect as though it had never been adopted; employees will not be able to purchase Shares under the Plan and no Shares will be issued under the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ENSTAR GROUP LIMITED EMPLOYEE SHARE PURCHASE PLAN.

PROPOSAL NO. 4 — ELECTION OF DIRECTORS FOR OUR SUBSIDIARIES

Under our amended and restated bye-laws, if we are required or entitled to vote at a general meeting of our subsidiaries, our Board of Directors must refer the subject matter of any vote regarding the appointment, removal or remuneration of directors to the shareholders of the Company and seek authority from our shareholders for our corporate representative or proxy to vote in favor of the resolutions proposed by these subsidiaries. We are submitting the election of the directors identified below for each subsidiary to our shareholders at the Annual General Meeting. Our Board of Directors will cause our corporate representative or proxy to vote the shares in these subsidiaries in the same proportion as the votes received at the meeting from our shareholders on these matters.

Subsidiary Director Nominees

Enstar Limited
Paul J. O’Shea
Richard J. Harris
Adrian Kimberley
Elizabeth Dasilva
Michael Smellie

Enstar (EU) Holdings Ltd.
David Hackett
Alan Turner
Gareth Nokes

Enstar Brokers Limited
Richard J. Harris
Elizabeth Dasilva
Adrian Kimberley
David Rocke

Enstar (EU) Limited
David Hackett
Alan Turner
Steven Aldous
Duncan McLaughlin
Derek Reid
C. Paul Thomas
David Grisley
David Atkins
Gareth Nokes

Castlewood (Bermuda) Ltd.
Paul J. O’Shea
Richard J. Harris
Adrian Kimberley
David Rocke

Cranmore Adjusters Limited
David Hackett
Alan Turner
Steve Norrington
Phil Cooper
Mark Wood
David Ellis
Gareth Nokes

Bantry Holdings Ltd.
Duncan Scott
Adrian Kimberley

Blackrock Holdings Ltd.
Duncan Scott
Adrian Kimberley

Kenmare Holdings Limited
Paul J. O’Shea
Richard J. Harris
Adrian Kimberley
Dominic F. Silvester
Nicholas A. Packer
David Rocke

Kinsale Brokers Limited
Phil Hernon
Steve Western
Alan Turner
Steve Norrington
Derek Reid
Gareth Nokes

Regis Agencies Limited
Alan Turner
Steve Aldous
Gareth Nokes

Fitzwilliam (SAC)
Insurance Limited
Paul J. O’Shea
Richard J. Harris
Adrian Kimberley
Nicholas A. Packer
David Rocke

Revir Limited
Richard J. Harris
Adrian Kimberley
Elizabeth Dasilva
David Rocke

River Thames
Insurance Company
Alan Turner
Steve Aldous
Tom Nichols
C. Paul Thomas
Max Lewis
Gareth Nokes

Overseas Reinsurance
Company Limited
Paul J. O’Shea
Richard J. Harris
Adrian Kimberley
David Rocke

Hudson Reinsurance
Company Limited
Paul J. O’Shea
Richard J. Harris
Adrian Kimberley
Duncan Scott
David Rocke

Cavell Holdings Limited (U.K.)
Alan Turner
Gareth Nokes
Steve Aldous
Derek Reid

Harper Holdings SARL
Nicholas A. Packer
Claudine Schinker
Christian Christensen

Denman Holdings Limited
Richard J. Harris
John J. Oros
Cameron Leamy
Kenneth Thomson

Harper Insurance Limited
Richard J. Harris
Stefan Wehrenburg
Michael Handler
Florian von Meiss

Harper Financing Limited
Derek Reid
Brian Walker
Alan Turner
Gareth Nokes

Enstar (US) Inc.
Cheryl D. Davis
John J. Oros
Karl Wall
Donna Stolz

Enstar Holdings (US) Inc.
Cheryl D. Davis
John J. Oros
Karl Wall
Donna Stolz

Cranmore (US) Inc.
Cheryl D. Davis
John J. Oros
Karl Wall
Donna Stolz

Enstar Investments, Inc.
Cheryl D. Davis
John J. Oros
Karl Wall
Donna Stolz
Longmynd Insurance
Company Ltd.
Steve Aldous
Alan Turner
Gareth Nokes
C. Paul Thomas
Tom Nichols

Mercantile Indemnity
Company Ltd.
Alan Turner
Steve Aldous
Derek Reid
Gareth Nokes
C. Paul Thomas
Tom Nichols

Fieldmill Insurance
Company Ltd.
Steve Aldous
Alan Turner
Gareth Nokes
C. Paul Thomas
Tom Nichols

Virginia Holdings Ltd.
Paul J. O’Shea
Richard J. Harris
Adrian Kimberley
David Rocke

Unione Italiana (UK)
Reinsurance Company
Alan Turner
Steve Aldous
Derek Reid
Gareth Nokes
C. Paul Thomas
Tom Nichols

Cavell Insurance Company Limited
Alan Turner
Steve Aldous
Derek Reid
Darren Truman
Gareth Nokes
C. Paul Thomas
Tom Nichols

Oceania Holdings Ltd.
Paul J. O’Shea
David Rocke
Richard J. Harris
Adrian Kimberley

Cirrus Re Company A/S
Alan Turner
David Rocke
Steve Aldous
Jan Endressen

Inter-Ocean Holdings Limited
Paul J. O’Shea
Orla Gregory
Richard J. Harris
Adrian Kimberley

Enstar USA, Inc.
John J. Oros
Cheryl D. Davis
Karl J. Wall

Inter-Ocean Services Ltd.
Paul J. O’Shea
Orla Gregory
Richard J. Harris
Adrian Kimberley

Inter-Ocean Credit
Products Ltd.
Paul J. O’Shea
Orla Gregory
Richard J. Harris
Adrian Kimberley

Hillcot Underwriting
Management
Alan Turner
Steve Aldous
Gareth Nokes

Inter-Ocean Reinsurance
Company Ltd.
Paul J. O’Shea
Orla Gregory
Richard J. Harris
Adrian Kimberley

Inter-Ocean Reinsurance
(Ireland) Ltd.
Richard J. Harris
Nicholas A. Packer
Orla Gregory
Kevin O’Connor

Enstar Financial
Services, Inc.
John J. Oros
Cheryl D. Davis

Hillcot Holdings Limited
Paul J. O’Shea
Richard J. Harris
Adrian Kimberley
Albert Maass
Jiro Kasahara

Hillcot Reinsurance Limited
Alan Turner
Steve Aldous
Max Lewis
Albert Maass
Gareth Nokes
C. Paul Thomas
Tom Nichols

Brampton Insurance
Company Limited
Alan Turner
Steve Aldous
Max Lewis
Albert Maass
Gareth Nokes
C. Paul Thomas
Tom Nichols

Enstar Group Operations, Inc.
John J. Oros
Cheryl D. Davis

B.H. Acquisition Ltd.
Adrian Kimberley
Richard J. Harris
Paul J. O’Shea
David Rocke

Brittany Insurance
Company Ltd.
Paul J. O’Shea
Richard J. Harris
Adrian Kimberley
Duncan Scott
David Rocke

Paget Holdings GMBH
Richard J. Harris
David Rocke
Adrian Kimberley
Compagnie Europeene
D’Assurances Industrielles SA
David Rocke
C. Paul Thomas
Nicholas A. Packer
Paul O’Shea
John J. Oros
Dominic F. Silvester

Flatts Limited
Steve Aldous
Gareth Nokes
Alan Turner

Guildhall Insurance
Company Limited
Steve Aldous
Gareth Nokes
Alan Turner
C. Paul Thomas
Tom Nichols

Marlon Insurance Limited
Steve Aldous
Anthony Bamber
Nigel Hall
Gareth Nokes
C. Paul Thomas
Alan Turner

Marlon Management Services
Steve Aldous
Anthony Bamber
Nigel Hall
Gareth Nokes
C. Paul Thomas
Alan Turner

Rombalds Limited
Derek Reid
Gareth Nokes
Alan Turner

Tate & Lyle Re Limited
Paul J. O’Shea
Richard J. Harris
Adrian Kimberley
David Rocke

Sun Gulf Holdings Inc.
John J. Oros
Karl Wall
Cheryl D. Davis
Donna Stolz

Cumberland Holdings Limited
Adrian Kimberley
Richard J. Harris
Paul J. O’Shea
David Rocke

Comox Holdings Limited
Adrian Kimberley
Richard J. Harris
Paul J. O’Shea
David Rocke

Courtenay Holdings Limited
Adrian Kimberley
Richard J. Harris
Paul J. O’Shea
David Rocke

Shelbourne Group Limited
Richard J. Harris
John J. Oros
Greg Curl
George Cochran
Timothy Hanford
James Lewisohn
Nicholas A. Packer
Adrian Ryan
Sean Dalton

Shelbourne Syndicate
Services Limited
Richard J. Harris
Sean Dalton
Andrew Elliot
George Cochran
Timothy Hanford
Nicholas A. Packer

SGL No. 1 Limited
Richard J. Harris
Timothy Hanford

Enstar Australia Holdings Pty
Ltd.
Gary Potts
Kerry Roberts
Bruce Bollom
Paul J. O’Shea
Nicholas A. Packer

AG Australia Holdings Limited
Paul J. O’Shea
Nicholas A. Packer
Michael Kinahan
Steven Given
Sandra O’Sullivan

Shelly Bay Holdings Limited
Paul J. O’Shea
Nicholas A. Packer
Michael Kinahan
Steven Given
Sandra O’Sullivan

Harrington Sound Limited
Paul J. O’Shea
Nicholas A. Packer
Michael Kinahan
Steven Given
Sandra O’Sullivan

Church Bay Limited
Gary Potts
Kerry Roberts
Bruce Bollom
Paul J. O’Shea
Nicholas A. Packer

TGI Australia Limited
Gary Potts
Kerry Roberts
Bruce Bollom
Paul J. O’Shea
Nicholas A. Packer

Gordian Runoff Limited
Gary Potts
Kerry Roberts
Bruce Bollom
Paul J. O’Shea
Nicholas A. Packer

Gordian Run-off (UK) Limited
Tom Nichols
Alan Turner
Gareth Nokes

Enstar Australia Limited
Paul J. O’Shea
Nicholas A. Packer
Michael Kinahan
Steven Given
Sandra O’Sullivan
Orla Gregory

Cobalt Solutions Services Ltd.
Paul J. O’Shea
Nicholas A. Packer
Michael Kinahan
Steven Given
Sandra O’Sullivan

Subsidiary Director Nominees’ Biographies

Biographies for Dominic F. Silvester, Paul J. O’Shea, Gregory Curl and John J. Oros are included above in “Proposal No. 1 — Election of Directors.” Biographies for Richard J. Harris and Nicholas A. Packer are included below in “Executive Officers.” Biographies for all other subsidiary director nominees are set forth below.

Steve Aldous joined the Company in 1998.  He became a director of Enstar (EU) Limited in 2004, and has management oversight of a number of the Company’s U.K. reinsurance subsidiaries. Between 1998 and 2003, he worked for the Company in the commutations department and as a client accounting manager for third party business. Before joining the Company, Mr. Aldous gained offshore reinsurance management experience with Marsh & McLennan Companies in Bermuda between 1994 and 1998. He qualified as a Chartered Accountant in 1992.

David J. Atkins was appointed to Head of Claims and Commutations of Enstar (EU) Limited in April 2007. From 2003 to 2007, he served as Manager of Commutations. Prior to 2003, Mr. Atkins served as Manager of Commutation Valuations for Equitas Management Services Limited in London from 2001 to 2003, and Analyst in the Reserving and Commutations Department from 1997 to 2001.

Anthony Bamber became a director of Marlon Insurance Limited and its subsidiary, Marlon Management Services, in 1999, after previously working in claims, administration and general management with various London Market companies. Mr. Bamber is also a director and officer of the Association of Run-off Companies, the trade association for legacy business. He has worked for over 30 years in the insurance industry and for 14 in the run-off industry.

Bruce Robert Bollom is a non-executive director for Chubb Insurance Company of Australia Limited, Primacy Underwriting Agency Pty Limited and non-executive chairman for Macquarie Premium Funding Pty Ltd. He was the Chief Executive Officer of Willis Australia Limited until December 2005, and had been with Willis since 1979 holding various roles in finance and management, including a 6-year secondment to London.

Jean-Baptiste Brekelmans has been a legal and tax manager in the Private Equity Real Estate division of Citco Luxembourg since 2006. In 2000, Mr. Brekelmans joined Loyens & Loeff working in the Netherlands and later in Luxembourg. From 1991 until 2000, he worked as a corporate and tax lawyer for Smeets Thesseling & Van Bokhorst, based in Brussels, New York and The Hague, giving advice on Netherlands Antilles corporate and tax law. He started as a legal account manager in Citco Curacao in 1988, managing portfolios of offshore companies.

Christian Christensen has served as an account manager in the Private Equity and Real Estate department for Citco Luxembourg S.A. since 2008. In the beginning of 2007, he served as account manager for Citco (Denmark) ApS and Citco (Sweden) AB. Mr. Christensen commenced his career working as a trust officer for Citco (Denmark) ApS in 2005, and later that year he was promoted to client manager and worked both with marketing and back office issues across the nordic region.

George Cochran has served as Chairman of Fox-Pitt, Kelton, Cochran, Caronia & Waller since September 2007 and is the co-founder Cochran Caronia Waller. Prior to co-founding Cochran Caronia Waller, he served as Managing Director and insurance industry head of Coopers & Lybrand Securities, LLC. Mr. Cochran spent 10 years with the investment banking firm Kidder, Peabody & Co., where he helped develop the firm’s insurance industry mergers and acquisitions financing practice. He began his career at Lloyds of London in 1976, followed by a stint with Corroon & Black Corporation. Mr. Cochran completed his undergraduate education at Williams College and Principia College and received his master’s degree in management from Northwestern University’s J.L. Kellogg Graduate School of Management. He also earned his Chartered Property Casualty Underwriter (CPCU) designation.

Philip Cooper has been a Director of Cranmore Adjusters Limited since 1999. Mr. Cooper served as a Reinsurance Consultant for Peter Blem Adjusters Limited from 1996 to 1999 and from 1990 to 1992, as well as serving as Director of Training during the former period for Peter Blem Management Services Limited. From 1992 to 1996, he served as head of the Technical Support Group for Syndicate Underwriting Management, and prior to 1990, he served as Assistant Reinsurance Manager.

Sean Dalton has served as Chief Executive Officer of Shelbourne Group Limited since October 2007. Mr. Dalton was Managing Director of Liberty Syndicate Management between 1999 and 2006. Mr. Dalton’s experience includes membership in the Council of Lloyd’s from 2002 to 2006, the Lloyd’s Audit Committee and the LUAA Committee. Having previously been Director of Compliance, he joined the Lloyd’s market in 1988, as a Regulatory Officer within the Lloyd’s Underwriting Agents Department before joining the Marchant & Eliot Group in 1990. Mr. Dalton has an MBA, MA and ACIS.

Cheryl D. Davis has served as the Chief Financial Officer of Enstar USA, Inc. since January 2007. Ms. Davis was Chief Financial Officer and Secretary of The Enstar Group, Inc. from April 1991 through the Merger in January 2007 and was Vice President of Corporate Taxes of The Enstar Group, Inc. from 1989. Ms. Davis has been employed with The Enstar Group, Inc. since April 1988. Prior to joining The Enstar Group, Inc., Ms. Davis was a Senior Manager with KPMG Peat Marwick.

Andrew Elliot has served as Underwriter and a Director of Shelbourne Group Limited since October 2007. Mr. Elliot was Active Underwriter of Liberty Syndicate 282 between 1994 and 2006 and Managing Underwriter of Liberty Syndicates between 2005 and 2006. He has previously held underwriting roles at Wellington, KPH and Marchant & Eliot Group. During his tenure as a Lloyd’s Underwriter, he was a member of various Lloyd’s Committees including the LMA Board, Lloyd’s Authorizations Committee and the Joint Excess of Loss Committee. Mr. Elliott is a Chartered Insurer.

David Ellis joined Cranmore Adjusters Limited as a Reinsurance Consultant in 2000 and has been a director since 2007. Mr. Ellis served as a Reinsurance Consultant for Compre Administrators Limited from 1999 to 2000 and for Ward & Associates Limited from 1993 to 1999.

Jan Endresen is the Managing Director of Oslo Reinsurance Company ASA (“Oslo Re”) in Norway, a position he has held since 1998. From 1994 until he became Managing Director of Oslo Re, Mr. Endresen headed the legal department of Oslo Re. From 1991 to 1997, Mr. Endresen was head of the legal department for Storebrand Asset Management ASA. From 1983 to 1991, he was Managing Director of Norsk Kausjon AS.

Steven Given has served as the Chief Operating Officer of Enstar Australia Limited since March 2008. Prior to Mr. Given’s move to Australia, he led the Group Commutations Team of Enstar (EU) Ltd. from June 2001. Mr. Given was previously Chief Financial Officer of IAM (Bermuda) Limited from 1997 to 2001, and Financial Controller of LaSalle Re Limited in Bermuda from 1993 to 1997. Prior to 1993, Mr. Given was employed as an audit senior for KPMG Peat Marwick in Bermuda and for Pannell Kerr Forster in Dublin. Mr. Given is a Fellow of the Institute of Chartered Accountants in Ireland and holds an MBA from the Edinburgh Business School.

Orla Gregory has been an Account Manager with the Company since 2003. Ms. Gregory worked as Financial Controller of Irish European Reinsurance Company Ltd. in Ireland from 2001 to 2003. She worked in Bermuda from 1999 to 2001 for Ernst & Young as an Investment Accountant. Prior to this, Ms. Gregory worked for QBE Insurance & Reinsurance (Europe) Limited in Ireland from 1993 to 1998 as a Financial Accountant.

David J. Grisley has been the U.K. IT Director of Enstar (EU) Limited since 1996. From 1993 until 1996, Mr. Grisley served as IT Manager for Powerscourt Group Limited in Bermuda. Prior to 1993, Mr. Grisley was the IT

Manager for Anchor Underwriting Mangers in Bermuda from 1988, and a senior IT consultant for the Bermuda office of Coopers & Lybrand from 1984 to 1987.

David W. Hackett has been the Financial Director of Enstar (EU) Limited since 1996. Mr. Hackett also served as Vice President of Enstar Limited from 1993 to 1996. From 1991 until 1993, he served as Vice President for Anchor Underwriting Managers Limited in Bermuda. Mr. Hackett was Senior Vice President for International Risk Management Limited in Bermuda from 1979 to 1991, and a senior auditor in the Montreal office of Thorne Riddell from 1973 to 1979.

Nigel Hall has been a general manager and director of Marlon Management Services and Marlon Insurance Limited since 1999. Mr. Hall has worked in the insurance industry for 20 years previously holding financial positions at English & American Insurance Group and Kemper Reinsurance London Limited before joining the predecessor of Marlon Insurance Limited in 1995.

Michael H.P. Handler is the Chairman and Managing Director of Guy Carpenter Continental Europe and a member of the Guy Carpenter International Management Board. He has been on the Board of Directors of Russian Reinsurance Company since 1997 and its Non-Executive Chairman since 2003. Mr. Handler began his career with Guy Carpenter in 1974, working in both New York and briefly in Copenhagen until his transfer to Zurich in 1996.

Timothy Hanford has served as a director of Shelbourne Group Limited since December 2007. Mr. Hanford is Co-Head of FPK Capital, the private equity vehicle of Fox-Pitt, Kelton, Cochran, Caronia & Waller, and serves as a director of Encore Capital Group Inc. He previously served as Head of Private Equity at Dresdner Bank, a member of the Institutional Restructuring Unit’s Executive Committee. Mr. Hanford’s other previous experience includes private equity investing with Charlemagne Capital and serving as a Board Director of Schroders, based in Hong Kong and Tokyo, where he was responsible for structured finance. Mr. Hanford holds an MS degree from Stanford University’s Graduate School of Business, where he was a Sloan Fellow, and a BSc degree in Chemical Engineering from Birmingham University.

Phil Hernon has been the Managing Director of Kinsale Brokers Limited since its formation in 2003. Prior to that position, Mr. Hernon held various senior positions within three of Lloyd’s brokers. In 1995, he was a founding Director of Helix U.K. Ltd.

Jiro Kasahara holds the position of General Manager in Financial Institutions Business Sub-Group with Shinsei Bank. Mr. Kasahara has been with Shinsei Bank since 1982.

Adrian C. Kimberley has been the Group Financial Controller of the Company since 2001. Mr. Kimberley also served as controller of Enstar Limited from 2000 to 2001. From 1995 until 2000, he served as Senior Account Manager for Powerscourt Management Limited in Bermuda. Mr. Kimberley was the Controller for Techware Systems Corporation in Vancouver, Canada from 1992 to 1995, and a senior auditor in the Vancouver office of KPMG Peat Marwick from 1986 to 1992.

Michael J. Kinahan serves as the Chief Executive Officer of Enstar Australia Limited. Mr. Kinahan’s previous senior management roles in Australia include serving as Head of Fund Accounting for Citistreet Australia (from 2006 to 2007) and Chief Financial Officer of Jacques Martin Industry and Managing Director of Industry Funds Credit Control (subsidiaries of Colonial, from 1990 to 2000). Mr. Kinahan has also provided management consulting to major companies including: National Australia Bank, Excell Corporation (New Zealand), Enstar Group Limited and Australian Administration Services (Telstra Australia subsidiary).

Cameron J. D. Leamy is currently a member of the Board of Directors of R.G.A. Canada Ltd., Sun Life Assurance Company of Canada (Barbados) Limited and Sun Life of Canada Reinsurance (Barbados) Ltd. He was formerly Senior Vice President — Marketing of Sun Life and Chief Marketing Officer for all the Company’s lines of business. Prior to that, he was Branch Manager of Sun Life’s United States operations. Mr. Leamy retired from Sun Life at the end of 1996.

Max Lewis is currently an independent consultant who has been a non-executive director of River Thames Insurance Company since 2002. Mr. Lewis is also a non-executive director of Motors Insurance Company U.K. He worked in various senior executive positions at Marsh & McLennan Companies (formerly Sedgwick Group) from 1979 to 2001 and in December 2006 retired as chairman of the Medisure Group of Companies.

James Lewisohn has served as a director of Shelbourne Group Limited since December 2006. Mr. Lewisohn is Co-Head of FPK Capital, the private equity vehicle of Fox-Pitt, Kelton, Cochran, Caronia & Waller. He previously served as Chief Financial Officer of CityReach International and was a member of the founding management team of eyestorm.com, following a career as a corporate financier with Warburg Dillon Read in London and Bear Stearns & Co. Inc. in New York.

Albert Maass has headed the Alternative Investment Division of Shinsei Bank since September 2007, and has been with Shinsei Bank since October 2004, when he joined as General Manager of the Office of Chief Investment Officer. Prior to joining Shinsei, he was with HVB in New York, Tokyo and Hong Kong. Mr. Maass previously worked for Central Bank of Chile, EBRD (London), Nomura (London), Mariner Investment Group (NY) and Allied Capital (NY). Mr. Maass holds a degree in economics from Universidad Católica de Chile and a degree in mathematics from Universidad de Chile.

Duncan McLaughlin has been a Director of Enstar (EU) Limited since April 2006. He joined the Company in 2000 and was previously a Senior Manager dealing with technical aspects of reinsurance run-off particularly for third-party clients. Prior to joining the Company, he was a senior reinsurance auditor for Compre from 1998 to 1999, a reinsurance specialist at Global Resource Managers from 1996 to 1997, a reinsurance auditor for Chiltington from 1994 to 1996 and a reinsurance technician for Syndicate Underwriting Management from 1992 to 1994.

Tom Nichols has been an account manager for a number of run-off clients of Enstar (EU) Limited since 2003. Before joining Enstar (EU) Limited, Mr. Nichols served as a manager in the insurance division of PricewaterhouseCoopers from 1999 to 2003. He is a member of the Institute of Chartered Accountants for England and Wales.

Gareth Nokes joined Enstar (EU) Limited in January 2006 as the UK Group Chief Financial Officer. From March 2005 to January 2006, Mr. Nokes worked as Group Manager within the Integrated Business Solutions team of Deloitte & Touche’s Cambridge, UK office. From 2001 to 2005, Mr. Nokes worked within the insurance division of Deloitte & Touche’s Bermuda office. Mr. Nokes is a fellow of the Association of Certified Chartered Accountants.

Steven Norrington has been the Managing Director of Cranmore Adjusters Limited since 1999. From 1993 to 1999, Mr. Norrington served as a Reinsurance Consultant and Director of Peter Blem Adjusters Limited. From 1991 to 1993, he served as a Reinsurance Auditor for Insurance & Reinsurance Services Ltd., formerly the audit team of Walton Insurance Ltd. for whom he served from 1990. Prior to 1990, he worked for the Liquidator of Mentor Insurance Ltd. from 1988 to 1990 and for Alexander Howden Group in various roles from 1983 to 1988.

Kevin O’Connor has been the General Manager of Inter-Ocean Reinsurance (Ireland) Ltd. since April 2006. Mr. O’Connor has been a Senior Partner in O’Connor, Crossan & Co., a chartered certified accountancy practice in Ireland, since 2005. He worked previously as a sole practitioner from 1995 to 2004. In 1994, he worked as Assistant Financial Controller at Belvedere Insurance Company Ltd. in Bermuda. From 1978 to 1993, he worked in practice for a number of audit and accountancy firms in Ireland.

Sandra O’Sullivan has served as the Chief Financial Officer of Enstar Australia Limited since March 2008. Between 2001 and March 2008, she was employed by AMP Ltd in the capacity of Manager of Statutory and Management Reporting, Finance Executive and Finance Manager. Prior to her employment with AMP, Ms. O’Sullivan was employed by GIO Australia Ltd in several finance roles in insurance and investment services.

Gary Potts was appointed as a part-time Commissioner (Australia) for three years in April 2006. Prior to his appointment Mr. Potts had previously been an Associate Commissioner since 2002. Prior to 2002, he was an Executive Director and Deputy Secretary in the Treasury in Australia for ten years with responsibility for domestic economic forecasting, monetary and fiscal policy issues and policy development as it related to the financial sector, corporations law, the Trade Practices Act and foreign investment. In earlier years he held senior positions in the areas of tax policy and international economic policy. He was the Treasury representative in Tokyo for three years from 1984.

Derek Reid has been the Legal Director of Enstar (EU) Limited since January 2004. Previously, he was a partner in the insurance/reinsurance group at Clyde & Co in England handling a mixture of contentious and non-contentious insurance/reinsurance run-off work. He qualified as a solicitor in 1991 and joined Clyde & Co in 1994.

Kerry Roberts serves as a director of Gordian RunOff Limited and a member of the AMP Limited (Australia) Board, as a non executive director. Mr. Roberts retired as Deputy Managing Director of AMP Limited (Australia) in July 1998, having previously spent periods totaling ten years as AMP’s Chief Financial Officer and Chief Actuary. He serves as a director for Swiss Re Australia Life and Health Limited, the Australian Advisory Board of Swiss Reinsurance Company and associated companies. He is Chairman of the Audit Committee for each of these companies. Previous directorships include AMP Limited, AMP Life Limited, and United Energy Limited.

David Rocke has been a director and senior vice president of Enstar Limited since 2006. From 2002 to 2006, he served as a director of Enstar (EU) Limited and of the Company’s U.K. insurance subsidiaries, and has been a senior officer with the Company since 1996. Immediately prior to joining Enstar in 1996, Mr. Rocke held the position of Insolvency Manager at Deloitte & Touche in Bermuda, having previously been a senior auditor with that firm.

Adrian Ryan has served as a director of Shelbourne Group Limited since December 2006. Mr. Ryan has over 30 years experience in the insurance and reinsurance industry having previously served as Chief Underwriting Officer of Axis Re Dublin between 2002 and 2006, Chief Reinsurance Officer of Ace Global markets between 1998 and 2001 and Claims and Reinsurance Director of Charman Underwriting between 1989 and 1998.

Claudine Schinker is an account manager in the Private Equity and Real Estate department of Citco Luxembourg S.A. From 2001 until 2006, she worked as account manager for TMF Management (Luxembourg) S.A., focusing on the accounting of Soparfis, Holdings (Luxembourrg) S.A. From 1990 until 2000, she was employed as a senior accountant for MeesPierson Trust (Luxembourg) S.A. She commenced her career working as an accountant for Arbed Luxembourg S.A. in 1985.

Duncan M. Scott has been a Vice President of Run-Off and Insolvency Operations of the Company since 2001. From 1995 until 2000, he served as Controller & General Manager of Stockholm Re (Bermuda) Ltd. From 1993 to 1994, he served as AVP Reinsurance of Stockholm Re (Bermuda) Ltd. Mr. Scott was a senior auditor in the Bermuda office of Ernst & Young from 1990 to 1992 and in the Newcastle, U.K. office of KPMG from 1986 to 1989.

Michael A. Smellie has been an accounting manager at Enstar Limited since 1996. From 1993 to 1996, Mr. Smellie was a Vice President of Paumanock Insurance Company Ltd. From 1987 to 1992, he was the financial controller of Frank B. Hall (Underwriting Managers) Ltd. Prior to that position, he worked as an auditor with Touche Ross & Co (now Deloitte & Touche) in Jamaica, the United States and Bermuda, leaving the firm as a senior audit manager.

Donna L. Stolz has been the Executive Vice President and Chief Administrative Officer of Enstar (US) Inc. since 2005. Ms. Stolz was the Vice President of Administration for International Solutions LLC in 2004. She served as Vice President of Marketing and Sales from 1997 to 2001 and Senior Business Analyst from 1994 to 1997 for Systems Integration and Imaging Technologies, Inc.

C. Paul Thomas has been an account manager for a number of run-off clients of Enstar (EU) Limited since 2001 and a director of Enstar (EU) Limited since 2006. Before joining Enstar (EU) Limited, Mr. Thomas served as a financial controller and, subsequently, finance director of Wasa International (UK) Insurance Company from 1997 to 2001. Prior to this, Mr. Thomas held increasingly senior financial positions within Friends Provident Group between 1993 and 1997 and NM Financial Management between 1988 and 1993.

Kenneth F. G. Thomson serves as the President of Thomson International Management Inc., a Barbados-based organization specializing in the provision of management, administrative and accounting services to the international business sector. Previously, he was the Area Manager for CIBC Barbados with the overall responsibility for the operations of CIBC in Barbados, including ten branches, the Corporate Finance Centre, the Trust Company and Data Services centre, involving a workforce of some 300 employees.

Darren S. Truman has been a Senior Technical Manager of the Company since April 2004. Mr. Truman also served as a Technical Manager for Gerling Global General and Re in London from July 2003 to March 2004. From September 1994 to June 2003, he held a number of positions within RiverStone Management in London, the last four years as a Workout Specialist. From September 1987 to September 1994, Mr. Truman held a number of positions within Thurgood Farmer and Hackett in London, the last two years as Section Head for LMX Broking.

Alan Turner has served as the Managing Director of Enstar (EU) Limited since April 2006, and is a serving director on the boards of a number of the Company’s U.K. subsidiaries. Prior to this, he was responsible for the general management of several of the Company’s U.K. reinsurance company subsidiaries. From 1989 to 2000, he was employed by Deloitte & Touche in the U.K. and then Bermuda, specializing in audit and insolvency work. He obtained a U.K. Chartered Accountant designation in 1992 and also has a BA (Hons) Business Studies degree qualification.

Dr. Florian von Meiss opened a law firm in 1980 under the name of Thurnherr von Meiss and Partners in Zurich. He continues to practice primarily in corporate matters and concentrates on the consumer industry. Dr. von Meiss holds law degrees from both the University of Zurich and the Columbia School of Law.

Brian J. Walker joined Enstar (EU) Limited in 2003 as a Senior Manager and has served as Assistant General Manager of Harper Insurance Ltd. since 2004. From 2000 until 2003, he served as Group Finance Director of British-American (UK) Ltd. Prior to 2000, Mr. Walker was a Senior Audit Manager with Ernst & Young, Bermuda.

Karl J. Wall has been the President and Chief Operating Officer of Enstar (US) Inc. since 2005. Mr. Wall served as Chief Executive Officer and Operating Manager of International Solutions LLC from 1993 to 2005. He was Chief Operating Officer for Facility Insurance Corporation from 1997 until 2000. He was the Vice President at American Centennial Insurance Company from 1986 to 1993.

Stefan P. Wehrenberg is a partner of BLUM Attorneys at Law since January 2005, and was previously a senior associate with two Zurich law firms. He continues to practice primarily in administrative law and international criminal law. Mr. Wehrenberg holds a law degree from the University of Zurich (Switzerland).

Steve Western has been Finance Director with Kinsale Brokers Limited since January 2004. Mr. Western also served as Chief Operating Officer for Enstar Risk Management based in Bermuda from 1995 to 2003. From 1987 to 1994, he served as a Senior Vice President with International Risk Management (Bermuda) Ltd. Prior to that position, Mr. Western was based in London as an Audit Senior with Clark Whitehill Chartered Accountants from 1982 to 1986.

Mark S. Wood joined Cranmore Adjusters Limited in 1999 as an Associate Director and has been a Director since 2002. Mr. Wood served as a Reinsurance Consultant for Peter Blem Adjusters Limited from 1998 to 1999 and for Rodney-Smith & Partners Limited (which ultimately became Whittington Insurance Consultants Limited) from 1989 to 1998. Between 1983 and 1989, he worked in the claims and reinsurance teams for the A.A. Cassidy and D.W. Graves Syndicates at Lloyd’s, Greig Fester Limited and Finnish Industrial & General Insurance Company Limited.

PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

The following table sets forth information as of April 15, 2008 regarding beneficial ownership of our ordinary shares by each of the following, in each case based on information provided to us by these individuals:

•	each person or group known to us to be the beneficial owner of more than 5% of our ordinary shares;

•	each of our directors who was serving as of December 31, 2007;

•	each of our Chief Executive Officer, Chief Financial Officer and our next three most highly compensated executive officers who were serving as of December 31, 2007; and

•	all of our directors and executive officers as a group.

Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Enstar Group Limited, P.O. Box 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton HM JX, Bermuda and each person has sole voting and dispositive power with respect to all such shares.

		Number of Shares	Percent
Name of Beneficial Owner	Number of Shares	Subject to Option	of Class(1)

Dominic F. Silvester(2)	2,241,699	0	18.78%
Trident II, L.P. and related affiliates(3)	1,332,236	0	11.16%
J. Christopher Flowers(4)	1,226,611	0	10.28%
Beck, Mack & Oliver LLC(5)	843,050	0	7.06%
Paul J. O’Shea(6)	728,207	0	6.10%
Nicholas A. Packer(7)	713,273	0	5.98%
John J. Oros(8)	204,150	294,224	4.08%
T. Wayne Davis(9)	151,017	14,711	1.39%
Robert J. Campbell(10)	162,049	0	1.36%
Richard J. Harris(11)	54,665	0	*
T. Whit Armstrong(12)	35,075	14,711	*
Paul J. Collins(13)	16,823	4,903	*
Gregory L. Curl(14)	1,671	4,903	*
All Executive Officers and Directors as a group (11 Persons)(15)	5,535,240	333,452	47.88%

*	Less than 1%.

(1)	Our bye-laws reduce the total voting power of any U.S. shareholder or direct foreign shareholder group owning 9.5% or more of our ordinary shares to less than 9.5% of the voting power of all of our shares.

(2)	Includes 646,953 ordinary shares held directly by Mr. Silvester, 531,582 ordinary shares held by the Left Trust and 1,063,164 ordinary shares held by Right Trust. Mr. Silvester and his immediate family are the sole beneficiaries of the Left Trust and the Right Trust. The trustee of the Left Trust is R&H Trust Co. (NZ) Limited, a New Zealand company, whose registered office is 162 Wickstead Street, Wanganui 5001, New Zealand. The trustee of the Right Trust is R&H Trust Co. (BVI) Ltd. (“RHTCBV”), a British Virgin Islands Company, whose registered office is Woodbourne Hall, P.O. Box 3162, Road Town, Tortola, British Virgin Islands.

(3)	Based on information provided pursuant to a Schedule 13G filed jointly by Trident II, L.P. (“Trident II”), Trident Capital II, L.P. (“Trident GP”), Marsh & McLennan Capital Professionals Fund, L.P. (“Trident PF”), Marsh & McLennan Employees’ Securities Company, L.P. (“Trident ESC”) and Stone Point Capital LLC (“Stone Point”). According to the Schedule 13G, as of December 31, 2007, the number of ordinary shares beneficially owned includes (a) 1,258,297 ordinary shares held by Trident II; (b) 35,970 ordinary shares held by Trident PF; and (c) 37,969 ordinary shares held by Trident ESC. The sole general partner of Trident II is Trident GP, and the manager of Trident II is Stone Point. The general partners of Trident GP are four single member limited liability companies that are owned by individuals who are members of Stone Point. The sole general partner of Trident PF is a company controlled by individuals who are members of Stone Point. The sole general partner of Trident ESC is a company that is a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. (“MMC”). Stone Point has authority to execute documents on behalf of the general partner of Trident ESC pursuant to a limited power of attorney, but Stone Point is not affiliated with MMC. The principal address for Trident II, Trident GP, Trident PF and Trident ESC is c/o Maples & Calder, Ugland House, Box 309, South Church Street, George Town, Grand Cayman, Cayman Islands. The principal address for Stone Point is 20 Horseneck Lane, Greenwich, CT 06830. Trident PF and Trident ESC have agreed with Trident II that (i) Trident ESC will divest its holdings in the Company only in parallel with Trident II, (ii) Trident PF will not dispose of its holdings in the Company before Trident II disposes of its interest, and (iii) to the extent that Trident PF elects to divest its interest in the Company at the same time as Trident II, Trident PF will divest its holdings in parallel with Trident II. As a result of this agreement, Trident II may be deemed to beneficially own 73,939 ordinary shares directly held by Trident PF and Trident ESC collectively, and Trident PF and Trident ESC may be deemed to beneficially own 1,258,297 ordinary shares of the Company directly held by Trident II. Trident II disclaims beneficial ownership of the ordinary shares that are, or may be deemed to be, beneficially owned by Trident PF or Trident ESC, and Trident PF and Trident ESC each disclaims beneficial ownership of the ordinary shares that are, or may be deemed to be, beneficially owned by Trident II.

(4)	Includes: (a) 1,221,555 ordinary shares owned outright, (b) 541 shares issuable pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors and (c) 4,515 restricted share units of the Company received in the Merger in exchange for 4,515 restricted stock units of The Enstar Group, Inc. As a result of the Company’s bye-law provision described in footnote 1 above, Mr. Flowers only has voting power with respect to 1,125,590 of the ordinary shares he beneficially owns. The principal address for Mr. Flowers is 717 Fifth Ave., 26th floor, New York, NY 10022.

(5)	Based on information provided pursuant to a Schedule 13G filed by Beck, Mack & Oliver LLC (“Beck Mack”), a registered investment adviser under Section 203 of the Investment Advisers Act. According to the Schedule 13G, as of December 31, 2007, the ordinary shares beneficially owned by Beck Mack are owned by investment advisory clients of Beck Mack. These clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. No one of these clients owns more than 5% of such class of securities. Beck Mack has shared dispositive power with respect to 843,050 shares and sole voting power with respect to 782,500 shares. The principal address for Beck Mack is 360 Madison Avenue, New York, NY 10017. Robert J. Campbell, one of our directors, is a Partner at Beck Mack. Beck Mack disclaims beneficial ownership of the ordinary shares of the Company that are, or may be deemed to be, beneficially owned by Mr. Campbell.

(6)	Includes 19,432 ordinary shares held directly by Mr. O’Shea and 708,775 ordinary shares held by the Elbow Trust. Mr. O’Shea and his immediate family are the sole beneficiaries of the Elbow Trust. The trustee of the Elbow Trust is RHTCBV.

(7)	Includes 4,498 ordinary shares held directly by Mr. Packer and 708,775 ordinary shares held by Hove Investments Holding Limited, a British Virgin Islands company. The Hove Trust owns all of the equity interests of Hove Investments Holding Limited. Mr. Packer and his immediate family are the sole beneficiaries of the Hove Trust. The trustee of the Hove Trust is RHTCBV.

(8)	Includes 4,150 ordinary shares held directly by Mr. Oros and 200,000 ordinary shares indirectly owned by Mr. Oros through Brittany Ridge Investment Partners, L.P., of which 62,500 ordinary shares are pledged in a brokerage margin account.

(9)	Includes: (a) 32,300 ordinary shares held directly by Mr. Davis, (b) 3,100 ordinary shares held by Mr. Davis’ wife, (c) 17,200 ordinary shares held in trust, (d) 79,025 shares held in a private foundation for which Mr. Davis has voting and investment power, but is not a beneficiary, (e) 600 ordinary shares held indirectly by Mr. Davis through T. Wayne Davis PA, (f) 500 ordinary shares held indirectly by Mr. Davis through Redwing Land Company, (g) 1,000 ordinary shares held indirectly by Mr. Davis through Redwing Properties Inc., (h) 1,000 ordinary shares held in a SEP, (i) 1,500 ordinary shares held in an IRA, (j) 646 shares issuable pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors and (k) 14,146 restricted share units of the Company received in the Merger in exchange for 14,146 restricted stock units of The Enstar Group, Inc.

(10)	Includes (a) 51,645 shares owned outright, (b) 35,500 shares held by a self-directed pension plan, (c) 32,300 shares owned by Mr. Campbell’s spouse and pledged in a brokerage margin account, (d) 25,050 shares owned by Osprey Partners, (e) 12,600 owned by Mr. Campbell’s children, (f) 3,000 shares owned by the Robert J. Campbell Family Trust, (g) 1,500 shares owned by the F.W. Spellissy Trust and (h) 454 shares issuable pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors. Does not include 2,830 ordinary shares owned by a charitable foundation of which Mr. Campbell and his spouse constitute two of three trustees. Neither Mr. Campbell nor his spouse receives a performance fee or any other compensation from the foundation and neither he, nor any member of his immediate family is a beneficiary of the foundation. Mr. Campbell disclaims beneficial ownership of the ordinary shares of the Company that are, or may be deemed to be, beneficially owned by the foundation. Mr. Campbell disclaims beneficial ownership of the ordinary shares of the Company that are, or may be deemed to be, beneficially owned by Beck Mack.

(11)	Includes 8,730 ordinary shares that are issued, but remain subject to certain vesting restrictions.

(12)	Includes 686 shares issuable pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors and 14,922 restricted share units of the Company received in the Merger in exchange for 14,922 restricted stock units of The Enstar Group, Inc. Of the shares beneficially owned by Mr. Armstrong, 19,000 shares are pledged as security to BankSouth.

(13)	Includes 504 shares issuable pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors and 1,304 restricted share units of the Company received in the Merger in exchange for 1,304 restricted stock units of The Enstar Group, Inc.

(14)	Includes 288 shares issuable pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors and 1,383 restricted share units of the Company received in the Merger in exchange for 1,383 restricted stock units of The Enstar Group, Inc.

(15)	See footnotes 2, 4 and 6 through 14.

EXECUTIVE OFFICERS

The table below sets forth certain information concerning our executive officers:

Name	Age	Position(s)

Dominic F. Silvester(1)	47	Chief Executive Officer and Director
Paul J. O’Shea(1)	50	Executive Vice President, Joint Chief Operating Officer and Director
Nicholas A. Packer	45	Executive Vice President and Joint Chief Operating Officer
Richard J. Harris	46	Chief Financial Officer
John J. Oros(1)	61	Executive Chairman and Director

(1)	Biography available above under “Proposal One — Election of Directors.”

Nicholas A. Packer has served as Executive Vice President and the Joint Chief Operating Officer of the Company since its formation in 2001. He served as a director of the Company from January 2007 to August 2007, when he resigned from that position. From 1996 to 2001, Mr. Packer was Chief Operating Officer of Enstar (EU) Limited, a wholly-owned subsidiary of Enstar Limited, which is now itself a subsidiary of the Company. Mr. Packer served as Enstar Limited’s Chief Operating Officer from 1995 until 1996. From 1993 to 1995, Mr. Packer joined Mr. Silvester in forming a run-off business venture in Bermuda. Mr. Packer served as Vice President of Anchor Underwriting Managers Limited from 1991 until 1993. Prior to joining Anchor, he was a joint deputy underwriter at CH Bohling & Others, an affiliate of Lloyd’s of London.

Richard J. Harris has served as the Chief Financial Officer of the Company since May 2003. From 2000 until April 2003, Mr. Harris served as Managing Director of RiverStone Holdings Limited & Subsidiary Companies, the European run-off operations of Fairfax Financial Holdings Limited. Previously, he served as the Chief Financial Officer of Sphere Drake Group.

EXECUTIVE COMPENSATION

Compensation Discussion And Analysis

Prior to the completion of the Merger, the Compensation Committee of our Board of Directors was comprised of two members of our Board of Directors. The Compensation Committee’s basic responsibility was to review the performance of our management in achieving corporate goals and objectives and to ensure that our executive officers were compensated effectively in a manner consistent with our strategy and compensation practices. Toward that end, the Compensation Committee oversaw, reviewed and administered all of our compensation, equity and employee benefit plans and programs applicable to executive officers.

Following completion of the Merger on January 31, 2007, our Compensation Committee was reconstituted to be comprised of three independent directors. This new committee was responsible for establishing the philosophy and objectives of our compensation programs, designing and administering the various elements of our compensation programs and assessing the performance of our executive officers and the effectiveness of our compensation programs in achieving their objectives. On February 26, 2008, two additional independent directors were appointed to the Compensation Committee.

Compensation Philosophy and Objectives

We are a rapidly growing company operating in an extremely competitive and changing industry. We believe that the skill, talent, judgment and dedication of our executive officers are critical factors affecting the long-term value of our company. Therefore, our goal is to maintain an executive compensation program that will fairly compensate our executives, attract and retain qualified executives who are able to contribute to our long-term success, induce performance consistent with clearly defined corporate objectives and align our executives’ long-term interests with those of our shareholders.

As a privately-held company prior to the Merger, we did not identify specific metrics or goals against which we measured the performance of our executive officers. Our decisions on compensation for our executive officers were based primarily upon our assessment of each individual’s performance. We relied upon judgment and not upon rigid guidelines or formulas in determining the amount and mix of compensation elements for each executive officer. Factors affecting our judgment included the nature and scope of the executive’s responsibilities and the executive’s effectiveness in leading initiatives to achieve corporate objectives.

In connection with the Merger, we specifically identified growth in our tangible net book value as our primary corporate objective. We believe growth in our tangible net book value is largely driven by growth in our net earnings, which is in turn partially driven by successfully completing new acquisitions. While we have still not identified specific metrics or goals against which we measure the performance of our executive officers, we believe the structure of our bonus plan, as described below, does induce performance consistent with our corporate objectives and does align our executives’ long-term interests with those of our shareholders.

Role of Executive Officers and Compensation Consultant

For the fiscal year ended December 31, 2007, Mr. Silvester, our Chief Executive Officer, as the leader of our executive team, assessed the individual contribution of each member of our executive team, other than himself, and, where applicable, made a recommendation to the Compensation Committee with respect to any merit increase in salary, cash bonus and share awards under the 2006-2010 Annual Incentive Compensation Program. The Compensation Committee evaluated, discussed and approved these recommendations and conducted a similar evaluation of Mr. Silvester’s contributions to the Company.

Our Chief Executive Officer and Chief Financial Officer also support the Compensation Committee in its work by providing information relating to our financial plans, performance assessments of our executive officers and other personnel-related data. Mr. Harris, our Chief Financial Officer, regularly attends the meetings of our Compensation Committee in connection with performing these functions.

The committee has the authority under its charter to engage the services of outside advisors, experts and others to assist it. The Compensation Committee has not, to date, engaged any third-party consultant to assist it in performing its duties, although it plans to do so in the future.

Principal Elements of Executive Compensation

Our executive compensation program currently consists of three components: base salaries, annual incentive compensation and long-term incentive compensation. Our executives are also entitled to certain perquisites, including the payment of a housing allowance to our executives domiciled in Bermuda and certain payments made in lieu of retirement benefit contributions. There is no pre-established policy or target for the allocation of these components. Rather, the structure of our annual incentive compensation plan tends to dictate what percentage of our executives’ annual compensation is derived from their bonuses as opposed to their base salaries and the value of their perquisites. The Compensation Committee considers all compensation components in total when evaluating and making decisions with respect to each individual component.

Base Salaries.  The salaries of our Chief Executive Officer and our other executive officers are established based on the scope of their responsibilities, taking into account competitive market compensation for similar positions based on publicly-available as well as anecdotal information available to the Compensation Committee. We believe that our base salary levels are consistent with levels necessary to achieve our compensation objective, which is to maintain base salaries competitive with the market. We believe that below-market compensation could, in the long run, jeopardize our ability to retain our executive officers. Due to the competitive market for highly qualified employees in our industry and our geographic locations, we may choose to set our cash compensation levels at the higher end of the market in the future. Any base salary adjustments are expected to be based on competitive conditions, market increases in salaries, individual performance, our overall financial results and changes in job duties and responsibilities. Pursuant to the employment agreements we have with our Chief Executive Officer and our other executive officers, base salaries are also subject to cost-of-living adjustments, which provide that an increase in an executive officer’s base salary with respect to each subsequent year shall not be less than the product of the executive officer’s base salary multiplied by the annual percentage increase in the retail price index for the United States, as reported in the most recent report of the U.S. Department of Labor for the preceding year. Once increased, the executive officer’s annual salary cannot be decreased without his written consent.

In 2007, the Compensation Committee increased the salaries of our executive officers between approximately 6% and 7%. The committee has approved larger increases in base salaries for 2008 for each executive officer (approximately 20%) in recognition that their salaries had fallen below what the committee believed were median levels for our market.

Annual Incentive Compensation.  We maintain an annual incentive plan, the purpose of which is to set aside 15% of our net after-tax profits to be allocated among our executive officers and employees. The annual incentive plan is designed to reward performance that is consistent with our primary corporate objective of increasing our tangible net book value through growth in our net earnings. The percentage of net after-tax profits comprising the bonus pool will be 15% unless the Compensation Committee exercises its discretion to change the percentage no later than 30 days after the last day of the calendar year.

The allocation of the annual incentive plan pool among our executive officers and the other participants in the plan is the responsibility of the Compensation Committee and is based on individual performance, as determined by the Compensation Committee with significant input from our Chief Executive Officer. For the year ended December 31, 2007, we awarded cash bonuses to our executive officers in the amounts set forth below:

Executive Officer	Cash Bonus Amount

Dominic F. Silvester	$562,536
Paul J. O’Shea	$562,536
Nicholas A. Packer	$562,536
Richard J. Harris	$562,536
John J. Oros	$281,268

Bonuses paid to executive officers under the annual incentive plan decreased compared to last year. This was partly due to the overall bonus pool being smaller because of the decrease in our net after-tax profits and partly due to the Compensation Committee’s decision to award a smaller portion of the overall bonus pool to the executive officers. For 2007, the committee agreed with the Chief Executive Officer’s recommendation that each executive officer receive an equal share of the bonus pool as each contributed equally to our performance. Mr. Oros received an amount equal to 50% of the bonus awarded to the other executives due to the fact that he splits his time between J.C. Flowers & Co. LLC and us.

Long-Term Incentive Compensation.  We have established the 2006 Equity Incentive Plan to provide our employees long-term incentive compensation in the form of share ownership, which we believe furthers our objective of aligning the interests of management and the other participants in the plan with our long-term performance. The Equity Incentive Plan is administered by the Compensation Committee. The Compensation Committee currently expects that the majority of shares available for issuance under the Equity Incentive Plan will be used for the purpose of granting bonus shares, which are issued in lieu of all or a portion of the cash bonus payments under the annual incentive plan. Other awards under the Equity Incentive Plan may be made at varying times and in varying amounts in the discretion of the Compensation Committee.

For the year ended December 31, 2007, we awarded bonus shares to our executive officers in the amounts set forth below:

Bonus Shares
Executive Officer	Awarded

Dominic F. Silvester	1,964
Paul J. O’Shea	1,964
Nicholas A. Packer	1,964
Richard J. Harris	1,964
John J. Oros	982

The bonus shares awarded to our executive officers were immediately vested and not subject to any restriction on transfer. All of the bonus shares represented the portion of the payout under the annual incentive plan that the Compensation Committee elected to pay in shares rather than cash. Accordingly, each executive, other than Mr. Oros, received an equal number of shares for the same reason that they each received an equal amount of cash, as discussed above. Mr. Oros received 50% of the shares awarded to the other executives due to the fact that he splits his time between J.C. Flowers & Co. LLC and us.

Share Ownership Guidelines

We currently do not require our directors or executive officers to own a particular amount of our ordinary shares, nor do we have a policy regarding hedging the economic risk of such ownership. The Compensation Committee is satisfied that the equity holdings among our directors and executive officers are sufficient at this time to provide motivation and to align this group’s interests with the interests of our shareholders.

Perquisites

Our executive officers participate in the same group insurance and employee benefit plans as our other salaried employees. In addition, our executive officers generally receive housing allowances and certain other benefits that are described below under “— Summary Compensation Table — Additional Benefits.”

Messrs. Silvester, O’Shea, Packer and Harris receive housing allowances pursuant to their employment agreements. Because our business is global and we are headquartered in Bermuda, many of our executive officers are required to relocate or to maintain a second residence in order to work for us. Non-Bermudians are significantly restricted by law from owning property in Bermuda and accordingly the housing market is largely based on renting to expatriates who work on the island. As a result, housing allowances have become a common practice for non-Bermudians. To reduce the likelihood that these factors will prevent talented executive officers from joining us and to remain competitive, we provide housing allowances to help defray the cost of maintaining a second residence or working in multiple locations.

Post-Termination Protection and Change in Control

We have entered into employment agreements with Messrs. Silvester, Oros, O’Shea, Packer and Harris. Each such agreement provides for accelerated vesting of equity in the event that we are subject to a change in control and the executive officer’s employment terminates for specified reasons. See “Employment Agreements” below for a summary of these employment agreements. The terms of each employment agreement reflect arm’s length negotiations between us and the executive officer. In addition, our 2006 Equity Incentive Plan and our 2006 — 2010 Annual Incentive Compensation Program provide that our executive officers receive certain benefits upon a change in control. These benefits are described below in “Potential Payments Upon Termination or Change in Control.” The basis for the change in control provisions in both the employment agreements and the incentive plans is that they are consistent with customary industry practice and competitive in the marketplace.

Financial Restatements

The Compensation Committee has not adopted a policy with respect to whether we will make retroactive adjustments to any cash- or equity-based incentive compensation paid to executive officers (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement. Our Compensation Committee believes that this issue is best addressed when the need actually arises, when all of the facts regarding the restatement are known.

Tax and Accounting Treatment of Compensation

Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation that we may deduct from our U.S. source income in any one year with respect to certain of our executive officers. As a Bermuda-based company with limited U.S. source income, this limitation has not historically impacted our decisions regarding executive compensation.

We account for equity compensation paid to our employees under the rules of SFAS 123(R), which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

Summary

The Compensation Committee believes that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns our executive officers’ interests with those of our shareholders. The Compensation Committee also believes that the compensation of our executives is both appropriate and responsive to the goal of improving shareholder value through growth in our tangible net book value.

Compensation Committee Report

The following report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on its review and discussions, the committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2007.

T. Wayne Davis, Chairperson
T. Whit Armstrong
Gregory L. Curl
Robert J. Campbell
Paul J. Collins

Summary Compensation Table

The following table sets forth compensation earned in fiscal 2007 and 2006 by our Chief Executive Officer, our Chief Financial Officer, and the next three most highly compensated executive officers who were serving as of December 31, 2007. These individuals are referred to in this proxy statement as the “named executive officers.”

							All Other
			Salary	Bonus	Stock		Compensation		Total
Name and Principal Position	Year		($)	($)	Awards ($)(1)(2)		($)		($)

Dominic F. Silvester	2007		$588,333	$562,536	$187,464		$339,271	(3)	$1,677,604
Chief Executive Officer and Director	2006		$550,295	$937,508	$312,492		$726,905		$2,527,200
Paul J. O’Shea	2007		$456,667	$562,536	$187,464		$164,384	(4)	$1,371,050
Executive Vice President, Joint Chief Operating Officer and Director	2006		$427,388	$937,508	$312,492		$157,250		$1,834,638
Nicholas A. Packer	2007		$456,667	$562,536	$187,464		$194,161	(5)	$1,400,828
Executive Vice President and Joint Chief Operating Officer	2006		$428,935	$750,046	$249,954		$231,956		$1,660,891
Richard J. Harris	2007		$406,667	$562,536	$187,464		$107,384	(6)	$1,264,050
Chief Financial Officer	2006		$384,375	$750,046	$747,331	(7)	$100,949		$1,982,701
John J. Oros	2007	(8)	$273,259	$1,218,776 (9)	$406,224	(10)	$27,326	(11)	$1,925,585
Executive Chairman and Director

(1)	For 2007, represents bonus shares awarded in March 2008 pursuant to the Annual Incentive Plan and issued pursuant to the Equity Incentive Plan as follows: Mr. Silvester, 1,964 shares; Mr. O’Shea, 1,964 shares; Mr. Packer, 1,964 shares; Mr. Harris, 1,964 shares; and Mr. Oros, 982 shares. The shares were immediately vested, therefore the values shown represent the number of shares multiplied by the closing price of our ordinary shares on the award date.

(2)	For 2006, represents bonus shares awarded in March 2007 pursuant to the Annual Incentive Plan and issued pursuant to the Equity Incentive Plan as follows: Mr. Silvester, 3,168 shares; Mr. O’Shea, 3,168 shares; Mr. Packer, 2,534 shares and Mr. Harris, 2,534 shares. The shares were immediately vested, therefore the values shown represent the number of shares multiplied by the closing price of our ordinary shares on the award date. The shares were, however, subject to a one-year restriction on transfer that lapsed on April 2, 2008.

(3)	Represents housing allowance ($102,000), reimbursement of relocation costs ($49,311), personal financial planning ($61,713), reimbursement under Mr. Silvester’s employment agreement for one trip for his family to/from Bermuda each calendar year ($48,969), cash payment in lieu of retirement benefit contribution ($58,833), payroll and social insurance tax gross-ups ($16,717) and club dues ($1,728).

(4)	Represents housing allowance ($102,000), cash payment in lieu of retirement benefit contribution ($45,667) and payroll and social insurance tax gross-ups ($16,717).

(5)	Represents housing allowance ($102,000), reimbursement under Mr. Packer’s employment agreement for one trip for his family to/from Bermuda each calendar year ($29,777), cash payment in lieu of retirement benefit contribution ($45,667) and payroll and social insurance tax gross-ups ($16,717).

(6)	Represents housing allowance ($50,000), cash payment in lieu of retirement benefit contribution ($40,667) and payroll and social insurance tax gross-ups ($16,717).

(7)	In addition to the bonus shares described above in footnote 2, also includes 6,517 restricted shares that vested immediately upon their grant in May 2006, valued at $76.32 per share. See paragraph c of Note 12 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for information regarding the value of restricted shares. Each of the 6,517 ordinary shares granted to Mr. Harris was subject to a one-year restriction on transfer pursuant to the terms of our recapitalization, which restriction lapsed on January 31, 2008.

(8)	John J. Oros became our Executive Chairman following the Merger on January 31, 2007 and, accordingly, his compensation is reported only for the period beginning on February 1, 2007 and ending on December 31, 2007.

(9)	Includes a cash bonus of $281,268 awarded in March 2008 for services during the fiscal year ended December 31, 2007 and an additional cash bonus of $937,508 awarded April 2, 2007 in recognition of services in connection with the Merger.

(10)	In addition to the bonus shares described in footnote 1 above, also includes 3,168 shares granted April 2, 2007 pursuant to the Equity Incentive Plan in recognition of services in connection with the Merger. The shares were immediately vested, therefore the values shown represent the number of shares multiplied by the closing price of our ordinary shares on the award date; however, the shares were subject to a one-year restriction on transfer.

(11)	Represents cash payment in lieu of retirement benefit contribution ($25,076) and employer matching contributions under the Enstar U.S. 401(k) & Savings Plan ($2,250).

Grants of Plan-Based Awards in 2007

The following table provides information regarding plan-based awards granted during fiscal 2007. The bonus share awards disclosed above in the Stock Awards column of the Summary Compensation Table were awarded in March 2008 in recognition of services provided by the named executive officers during 2007 and, therefore, are not included in this table.

			All Other Stock
			Awards: Number		Grant Date Fair
	Grant	Award	of Shares of		Value of Stock and
Name	Date(1)	Date(2)	Stock of Units (#)		Option Awards

Dominic F. Silvester	4/2/07	3/30/07	3,168	(3)	$311,129	(4)
Paul J. O’Shea	4/2/07	3/30/07	3,168	(3)	$311,129	(4)
Nicholas A. Packer	4/2/07	3/30/07	2,534	(3)	$248,864	(4)
Richard J. Harris	4/2/07	3/30/07	2,534	(3)	$248,864	(4)
John J. Oros	4/2/07	3/30/07	3,168	(5)	$311,129	(4)

(1)	Date of issuance of shares.

(2)	Date award was approved by the Board of Directors.

(3)	Represents the bonus shares awarded pursuant to our 2006-2010 Annual Incentive Compensation Program and issued pursuant to our Equity Incentive Plan. The shares were immediately vested on the grant date, but were subject to a one-year restriction on transfer.

(4)	Based on the closing price of our ordinary shares on April 2, 2007, which was $98.21.

(5)	Granted pursuant to our 2006 Equity Incentive Plan. The shares were immediately vested on the grant date, but were subject to a one-year restriction on transfer.

Employment Agreements with Executive Officers

During 2006 and into 2007, we had employment agreements with Messrs. Silvester, O’Shea and Packer. Upon completion of the Merger, on January 31, 2007, we and our wholly-owned subsidiary, Enstar (US) Inc., formerly known as Castlewood (US) Inc. (“Enstar U.S.”), entered into an employment agreement with Mr. Oros pursuant to which Mr. Oros become our Executive Chairman. On April 27, 2007, we (and in the case of Mr. Oros’ agreement, we and Enstar U.S.) entered into new employment agreements with Messrs. Silvester, O’Shea, Packer and Oros, which became effective as of May 1, 2007 and replaced the prior agreements. In addition, we entered into an employment agreement with Richard J. Harris on April 27, 2007, which became effective as of May 1, 2007. Mr. Silvester’s employment agreement was amended and restated June 4, 2007; the effective date of the agreement remains as of May 1, 2007.

Dominic F. Silvester

Pursuant to his employment agreement, Mr. Silvester serves as the Chief Executive Officer of the Company and his initial term of service is five years (ending May 1, 2012). After the initial term ends, the agreement will renew for additional one-year periods unless either party gives prior written notice to terminate the agreement.

Under the employment agreement, Mr. Silvester is entitled to an annual base salary of $600,000 (which was increased by the Compensation Committee to $720,000, effective March 31, 2008) and is eligible for incentive compensation under the Company’s incentive compensation programs.

Mr. Silvester is also entitled to certain employee benefits, including (i) a housing allowance of $8,500 per month, (ii) a life insurance policy in the amount of five times his base salary, (iii) medical and dental insurance for Mr. Silvester, his spouse and any dependents, (iv) long-term disability insurance, (v) payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution, and (vi) reimbursement for one trip for his family to/from Bermuda each calendar year. In addition, in 2006 and 2007, prior to the amending and restating of his employment agreement on June 4, 2007, Mr. Silvester was entitled to be reimbursed for moving expenses incurred by him in moving his residence from the United Kingdom. To the extent required, the amount of these benefits paid to Mr. Silvester for the years ended December 31, 2007 and 2006 is reflected in the “All Other Compensation” column of the Summary Compensation Table above. Mr. Silvester’s employment agreement also provides for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination or Change in Control.”

Under the terms of his employment agreement, Mr. Silvester agreed not to compete with the Company for the term of the employment agreement and, if his employment with the Company is terminated before the end of the initial five-year term, for a period of eighteen months after his termination of employment.

Paul J. O’Shea

Pursuant to his employment agreement, Mr. O’Shea serves as an Executive Vice President of the Company and his initial term of service is five years (ending May 1, 2012). After the initial term ends, the agreement will renew for additional one-year periods unless either party gives prior written notice to terminate the agreement.

Under the employment agreement, Mr. O’Shea is entitled to an annual base salary of $465,000 (which was increased by the Compensation Committee to $558,000, effective March 31, 2008) and is eligible for incentive compensation under the Company’s incentive compensation programs.

Mr. O’Shea is also entitled to certain employee benefits, including (i) a housing allowance of $8,500 per month, (ii) a life insurance policy in the amount of five times his base salary, (iii) medical and dental insurance for Mr. O’Shea, his spouse and any dependents, (iv) long-term disability insurance, and (v) payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution. To the extent required, the amount of these benefits paid to Mr. O’Shea for the years ended December 31, 2007 and 2006 is reflected in the “All Other Compensation” column of the Summary Compensation Table above. Mr. O’Shea’s employment agreement also provides for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination or Change in Control.”

Under the terms of his employment agreement, Mr. O’Shea agreed to not compete with the Company for the term of the employment agreement and, if his employment with the Company is terminated before the end of the initial five-year term, for a period of eighteen months after his termination of employment.

Nicholas A. Packer

Pursuant to his employment agreement, Mr. Packer serves as an Executive Vice President of the Company and his initial term of service is five years (ending May 1, 2012). After the initial term ends, the agreement will renew for additional one-year periods unless either party gives prior written notice to terminate the agreement.

Under the employment agreement, Mr. Packer is entitled to an annual base salary of $465,000 (which was increased by the Compensation Committee to $558,000, effective March 31, 2008) and is eligible for incentive compensation under the Company’s incentive compensation programs.

Mr. Packer is also entitled to certain employee benefits, including (i) a housing allowance of $8,500 per month, (ii) a life insurance policy in the amount of five times his base salary, (iii) medical and dental insurance for Mr. Packer, his spouse, and any dependents, (iv) long-term disability insurance, (v) payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution, and (vi) reimbursement for one trip for his family to/from Bermuda each calendar year. In addition, in 2006 Mr. Packer was entitled to be reimbursed for moving expenses incurred by him in moving his residence from the United Kingdom. To the extent required, the amount of these benefits paid to Mr. Packer for the years ended December 31, 2007 and 2006 is reflected in the “All Other Compensation” column of the Summary Compensation Table above. Mr. Packer’s employment agreement also provides for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination or Change in Control.”

Under the terms of his employment agreement, Mr. Packer agreed to not compete with the Company for the term of the employment agreement and, if his employment with the Company is terminated before the end of the initial five-year term, for a period of eighteen months after his termination of employment.

Richard J. Harris

Pursuant to his employment agreement, Mr. Harris serves as the Chief Financial Officer of the Company and his initial term of service is five years (ending May 1, 2012). After the initial term ends, the agreement will renew for additional one-year periods unless either party gives prior written notice to terminate the agreement.

Under the employment agreement, Mr. Harris is entitled to an annual base salary of $415,000 (which was increased by the Compensation Committee to $498,000, effective March 31, 2008) and is eligible for incentive compensation under the Company’s incentive compensation programs.

Mr. Harris is also entitled to certain employee benefits, including (i) a housing allowance of $4,167 per month (which was increased by the Compensation Committee to $8,500, effective March 31, 2008), (ii) a life insurance policy in the amount of five times his base salary, (iii) medical and dental insurance for Mr. Harris, his spouse, and any dependents, (iv) long-term disability insurance, and (v) payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution. To the extent required, the amount of these benefits paid to Mr. Harris for the years ended December 31, 2007 and 2006 is reflected in the “All Other Compensation” column of the Summary Compensation Table above. Mr. Harris’s employment agreement also provides for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination or Change in Control.”

Under the terms of his employment agreement, Mr. Harris agreed to not compete with the Company for the term of the employment agreement and, if his employment with the Company is terminated before the end of the initial five-year term, for a period of eighteen months after his termination of employment.

John J. Oros

Pursuant to his employment agreement, Mr. Oros serves as an Executive Chairman of both the Company and Enstar U.S. His initial term of service is five years (ending May 1, 2012). After the initial term ends, the agreement will renew for additional one-year periods unless either party gives prior written notice to terminate the agreement. Because Mr. Oros splits his time between J.C. Flowers & Co. LLC and us, his employment agreement provides that he spends 50% of his full working time and energy, skill and best efforts to the performance of his duties with the Company and Enstar U.S.

Under the employment agreement, Mr. Oros is entitled to an annual base salary of $300,000 (which was increased by the Compensation Committee to $360,000, effective March 31, 2008) and is eligible for incentive compensation under the Company’s incentive compensation programs.

Mr. Oros is also entitled to certain employee benefits, including (i) a life insurance policy in the amount of five times his base salary, (ii) medical and dental insurance for Mr. Oros, his spouse and any dependents under Enstar U.S.’s plans, (iii) long-term disability insurance, and (iv) payment from Enstar U.S. of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution (less an amount, if any, equal to non-elective employer contributions made to Enstar U.S.’s 401(k) plan for Mr. Oros) To the extent required, the amount of these benefits paid to Mr. Oros for the year ended December 31, 2007 is reflected in the “All Other Compensation” column of the Summary Compensation Table above. Mr. Oros’ employment agreement also provides for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination of Change in Control.”

Under the terms of his employment agreement, Mr. Oros agreed to not compete with the Company for the term of the employment agreement and, if his employment with the Company is terminated before the end of the initial five-year term, for a period of eighteen months after his termination of employment.

2006 Enstar Group Limited Equity Incentive Plan

On September 15, 2006, the Board of Directors and shareholders adopted the Enstar Group Limited 2006 Equity Incentive Plan, or the Equity Incentive Plan, which reserved 1,200,000 ordinary shares for issuance pursuant to awards granted under the Equity Incentive Plan. The Equity Incentive Plan provides that awards may be granted to participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may provide: (i) incentive stock options, or ISOs, (ii) nonstatutory stock options, or NSOs, (iii) stock appreciation rights, or SARs, (iv) restricted share awards, (v) restricted share units, or RSUs, (vi) bonus shares and (vii) dividend equivalents. The maximum aggregate number of ordinary shares subject to each of the following types of awards granted to an employee during any calendar year under the plan is 120,000 shares: options, SARs, restricted share awards and RSUs with performance-based vesting criteria. In addition, the aggregate number of bonus shares granted to an employee under the plan may not exceed 120,000. The Compensation Committee has broad authority to administer the plan, including the authority to select plan participants, determine when awards will be made, determine the type and amount of awards, determine any limitations, restrictions or conditions applicable to each award, and determine the terms of any agreement or other document that evidences an award.

Enstar Group Limited 2006-2010 Annual Incentive Compensation Program

On September 15, 2006, the Board of Directors and shareholders adopted the Enstar Group Limited 2006-2010 Annual Incentive Compensation Program, or the Annual Incentive Plan. The purpose of the Annual Incentive Plan, which is administered by the Compensation Committee, is to motivate certain officers, directors and employees of the Company and its subsidiaries to grow our profitability. The Annual Incentive Plan provides for the annual grant of bonus compensation, or a bonus award, to certain of officers and employees of the Company and its subsidiaries, including our senior executive officers. The aggregate amount available for bonus awards for each calendar year from 2006 through 2010 will be determined by the Compensation Committee based on a percentage of our consolidated net after-tax profits, which for the fiscal years ended December 31, 2007 and 2006 amounted to

$61.8 million and $82.3 million, respectively. The percentage will be 15% unless the Compensation Committee exercises its discretion to change the percentage no later than 30 days after the last day of the calendar year. The Compensation Committee determines, in its sole discretion, the amount of the bonus award paid to each participant. For the fiscal years ended December 31, 2007 and 2006, the aggregate amount of bonus awards available under the Annual Incentive Plan was $10.9 million and $14.5 million, respectively, or 15% of our net after-tax profits.

Bonus awards are payable in cash, ordinary shares or a combination of both. Ordinary shares issued in connection with a bonus award will be issued pursuant to the terms and subject to the conditions of the Equity Incentive Plan.

In March 2007, the Compensation Committee awarded bonus awards to participants in the Annual Incentive Plan in recognition of services performed during fiscal 2006. The awards to the named executive officers were paid through a combination of cash and bonus shares granted pursuant to the Equity Incentive Plan as follows: Mr. Silvester, $1.25 million ($937,508 in cash and 3,168 bonus shares); Mr. O’Shea, $1.25 million ($937,508 in cash and 3,168 bonus shares); Mr. Packer, $1.0 million ($750,046 in cash and 2,534 bonus shares); and Mr. Harris, $1.0 million ($750,046 in cash and 2,534 bonus shares).

In March 2008, the Compensation Committee awarded bonus awards to participants in the Annual Incentive Plan in recognition of services performed during fiscal 2007. The awards to the named executive officers were paid through a combination of cash and bonus shares granted pursuant to the Annual Incentive Plan and issued pursuant to the Equity Incentive Plan as follows: Mr. Silvester, $750,000 ($562,536 in cash and 1,964 bonus shares); Mr. O’Shea, $750,000 ($562,536 in cash and 1,964 bonus shares); Mr. Packer, $750,000 ($562,536 in cash and 1,964 bonus shares); Mr. Harris, $750,000 ($562,536 in cash and 1,964 bonus shares); and Mr. Oros, $375,000 ($281,268 in cash and 982 bonus shares). The shares were immediately vested, therefore the values shown represent the number of shares multiplied by the closing price of our ordinary shares on the award date.

Retirement Benefits

We maintain retirement plans and programs for our employees in Bermuda, the United Kingdom and the United States.

The Company does not maintain a formal retirement plan for those Bermuda employees who are work permit holders. Instead, the Company pays out (and, in the case of Mr. Oros, Enstar U.S. pays out) on an annual basis to employees, including each of Messrs. Silvester, O’Shea, Packer, Harris and Oros, an amount equal to 10% of their base salaries in lieu of a retirement benefit contribution. The amounts paid to Messrs. Silvester, O’Shea, Packer, Harris and Oros are included in the amounts shown in the “All Other Compensation” column of the Summary Compensation Table above.

The United Kingdom operates a Group Personal Pension Plan with a United Kingdom life assurance company into which the Company contributes monthly an amount equal to 10% of the employees’ base pre-tax salary. In addition, the employee may make personal contributions to the plan. The plan is a defined contribution plan and remains the property of the employee who has discretion over investment choices within his individual plan. The plan is fully portable should the employee cease to be employed by the Company. None of our named executive officers participates in this plan.

In the United States, our subsidiary, Enstar U.S., maintains a 401(k) & Savings Plan, under which employees may contribute a portion of their earnings on a tax-deferred basis and we may make matching contributions. We may also make profit sharing contributions on a discretionary basis. Mr. Oros is the only named executive officer who participates in this plan. Enstar U.S. made matching contributions to Mr. Oros’s account of $2,250 for the year ended December 31, 2007.

Additional Benefits

We provide Messrs. Silvester, O’Shea, Packer and Harris with a housing allowance, which amounted to $8,500 per month for each of Messrs. Silvester, O’Shea and Packer and $4,167 per month for Mr. Harris for the fiscal years ended December 31, 2007 and 2006. The housing allowances are included in the amounts shown for Messrs. Silvester, O’Shea, Packer and Harris in the “All Other Compensation” column of the Summary

Compensation Table above. On February 26, 2008, the Compensation Committee re-approved the housing allowance amounts for Messrs. Silvester, O’Shea and Packer of $8,500 per month, and approved an increase for Mr. Harris’s housing allowance to $8,500 per month. Mr. Harris’ increase was effective March 31, 2008.

The Bermudan government imposes payroll taxes and social insurance taxes as a percentage of the employee’s salary, a portion of which is the employer’s responsibility and a portion of which may be charged to the employee, except for Mr. Oros, who is a U.S. employee. We pay the employee’s share of these taxes for all of our employees, including executive officers. This amount is included in the “All Other Compensation” column of the Summary Compensation Table above for all of our executive officers who are subject to these taxes.

Outstanding Equity Awards at 2007 Fiscal Year-End

The following table sets forth information regarding all outstanding equity awards held by the named executive officers at December 31, 2007.

	Option Awards
	Number of
	Securities				Stock Awards
	Underlying						Market Value of Shares or
	Unexercised		Option	Option	Number of Shares That		Units of Stock That Have
	Options (#)		Exercise	Expiration	Have Not Vested		Not Vested
Name	Exercisable		Price ($)	Date	(#)		($)

Dominic F. Silvester	—		—	—	—		—
Paul J. O’Shea	—		—	—	—		—
Nicholas A. Packer	—		—	—	—		—
Richard J. Harris	—		—	—	17,460	(5)	$2,137,453	(6)
John J. Oros	98,075	(1)	$13.00	2/28/2010	—		—
	49,037	(2)	$18.35	6/26/2011	—		—
	49,037	(3)	$19.63	9/27/2011	—		—
	98,075	(4)	$40.78	8/18/2013	—		—

(1)	Received in connection with the Merger in exchange for a fully vested stock option to acquire 100,000 shares of common stock of The Enstar Group, Inc. with an exercise price of $12.75.

(2)	Received in connection with the Merger in exchange for a fully vested stock option to acquire 50,000 shares of common stock of The Enstar Group, Inc. with an exercise price of $18.00.

(3)	Received in connection with the Merger in exchange for a fully vested stock option to acquire 50,000 shares of common stock of The Enstar Group, Inc. with an exercise price of $19.25.

(4)	Received in connection with the Merger in exchange for a fully vested stock option to acquire 100,000 shares of common stock of The Enstar Group, Inc. with an exercise price of $40.00.

(5)	The remaining restricted shares vest in two equal installments on April 7, 2008 and 2009.

(6)	Based on a value of $122.42 per share, the closing price of our ordinary shares on December 31, 2007.

Option Exercises and Stock Vested during 2007 Fiscal Year

The following table sets forth information regarding the vesting of restricted shares held by the named executive officers during the 2007 fiscal year. None of the named executive officers exercised any options during the 2007 fiscal year.

	Stock Awards
	Number of Shares	Value Realized
	Acquired on Vesting	on Vesting
Name	(#)	($)

Dominic F. Silvester	0	—
Paul J. O’Shea	0	—
Nicholas A. Packer	0	—
Richard J. Harris	8,730	$863,135	(1)
John J. Oros	0	—

(1)	Mr. Harris held 8,730 restricted shares originally granted August 31, 2004 that vested on April 7, 2007 and are valued at $98.87 per share, the closing price of our ordinary shares on April 9, 2007 (the first trading day following the vesting date).

Potential Payments Upon Termination or Change in Control.

This section describes payments that would be made to our named executive officers upon a change in control of the Company or following termination of employment. In the first part of this section, we describe benefits under general plans that apply to any executive officer participating in those plans. We then describe specific benefits to which each named executive officer is entitled, along with estimated amounts of benefits assuming termination for specified reasons as of December 31, 2007, the last business day of the fiscal year.

2006 Equity Incentive Plan

We maintain the Equity Incentive Plan, as described above. Under the Equity Incentive Plan, upon the occurrence of a change in control, executive officers receive the following benefits:

•	each option and stock appreciation right then outstanding becomes immediately exercisable, and remains exercisable throughout its entire term, unless exercised, cashed out, or replaced;

•	restricted shares and restricted share units immediately vest; and

•	any target performance goals or payout opportunities attainable under all outstanding awards of restricted stock, performance units and performance shares are deemed to have been fully attained.

In addition, restricted shares and options granted under the Equity Incentive Plan generally vest fully upon an executive officer’s retirement, death or disability. Upon termination of employment due to retirement, death or disability, an optionee has either one year or until the expiration date of the options (whichever occurs first) to exercise any vested options. Optionees generally have either three months or until the expiration date of the options (whichever occurs first) to exercise their options upon any other termination of employment other than termination for cause, in which case all options terminate immediately. In addition, the Compensation Committee may require an optionee to disgorge any profit, gain or other benefit received in respect of the exercise of any awards for a period of up to 12 months prior to optionee’s termination for cause. Retirement is defined under the Equity Incentive Plan as termination of employment after attainment of age 65 and completion of a period of service as the Compensation Committee shall determine from time to time. Disability is defined as within the meaning of Section 22(e)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

Under the Equity Incentive Plan, a “change in control” occurs if:

•	a person, entity or “group” (other than the Company, its subsidiaries, an employee benefit plan of the Company or its subsidiaries which acquires ownership of voting securities of the Company) required to file a Schedule 13D or Schedule 14D-1 under the Exchange Act becomes the beneficial owner of 50% or more of either our then outstanding ordinary shares or the combined voting power of our outstanding voting securities entitled to vote generally in the election of directors;

•	our Board of Directors is no longer composed of a majority of individuals who were either members as of the date the Equity Incentive Plan was adopted, or whose appointment, election or nomination for election was approved by a majority of the directors then comprising the incumbent board (other than someone who becomes a director in connection with an actual or threatened election contest);

•	our shareholders approve a reorganization, merger or consolidation by reason of which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company’s then outstanding voting securities entitled to vote generally in the election of directors; or

•	our shareholders approve a complete liquidation or dissolution of Enstar Group Limited, or the sale, transfer, lease or other disposition of all or substantially all of our assets, and such transaction is consummated.

2006 — 2010 Annual Incentive Compensation Program

In addition to the Equity Incentive Plan, we also maintain the Annual Incentive Plan. Under the Annual Incentive Plan, a change in control affects the measurement period for the executive officers’ bonuses under such program. The measurement period to determine bonuses for executive officers is the calendar year; however, in the event of a change in control, the measurement period begins on the first day of the calendar year and ends on the date of the change in control, thus, bonuses earned up to that date are paid out sooner than they otherwise would be. A change in control under the Annual Incentive Plan is defined to be the same as a change in control under the executive officers’ employment agreement (described below), or if the officer does not have an employment agreement, a change in control is defined the same as a change in control under the Equity Incentive Plan (described above).

Executive Officer Employment Agreements

In addition to the benefits described above, the executive officers are entitled to certain other benefits under their employment agreements upon termination of their employment. Upon termination for any reason, each is entitled to any salary, bonuses, expense reimbursement and similar amounts earned but not yet paid. We (or in the case of Mr. Oros, Enstar U.S.) also provide each executive officer with a supplemental life insurance policy to pay a benefit of five times his base salary upon death.

If the employment of an executive officer terminates as a result of his death, his employment agreement automatically terminates, and his designated beneficiary or legal representatives are entitled to:

•	a lump sum payment in the amount of five times of the executive officer’s base salary upon his death under the life insurance policy maintained by the Company;

•	for the year in which the executive officer’s employment terminates, provided that the Company achieves the performance goals, if any, established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that the executive officer would have received had he been employed by the Company for the full year, reduced on a pro rata basis to reflect the amount of calendar days during the year that he was employed; and

•	continued medical benefits coverage under the employment agreement for the executive officer’s spouse and dependents for a period of 36 months following his death (except for Mr. Oros, who is entitled to this coverage for a period ending on December 31 of the second calendar year commencing on the date of his death).

Either the executive officer or we may terminate his employment agreement if the executive officer becomes disabled, by providing 30 days’ prior written notice to the other party. Under the executive officers’ employment agreements, disability means the executive officer has been unable to substantially perform his duties due to physical or mental incapacity for 120 days during any period of 150 consecutive days. If the executive officer’s employment ends because of disability, then he is entitled to (i) medical benefits for himself for 36 months following termination (except for Mr. Oros, who is entitled to this coverage for a period ending on December 31 of the second calendar year commencing on the date of his termination), (ii) his base salary for a period of 36 months (with base salary payments being offset by any payments to the executive officer under disability insurance policies paid for by the Company), and (iii) for the year in which the executive officer’s employment terminates because of disability, provided that the Company achieves the performance goals, if any, established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that he would have received had he been employed by the Company for the full year, reduced on a pro rata basis to reflect the amount of calendar days during the year that he was employed.

If we terminate the employment agreement of an executive officer for “cause,” or if an executive officer voluntarily terminates his employment agreement with us without “good reason,” the Company will not be obligated to make any payments to the executive officer other than amounts that have been fully earned by, but not yet paid to, the executive officer.

Under these employment agreements, “cause” means (i) fraud or dishonesty in connection with his employment that results in a material injury to Company, (ii) the executive officer’s conviction of any felony or crime involving fraud or misrepresentation or (iii) a specific material and continuing failure of the executive officer to perform his duties (other than death or disability) following written notice and failure by the executive officer to cure such failure within 30 days, or (iv) a specific material and continuing failure of the executive officer to follow reasonable instructions of the Board of Directors following written notice and failure by the executive officer to cure such failure within 30 days.

Under the employment agreement, “good reason” means (i) a material breach by the Company of our obligations under the agreement, (ii) the relocation of the executive officer’s principal business office outside of Bermuda without his consent (and in addition, for Mr. Oros, the relocation of his principal business office with respect to Enstar U.S. outside of New York City), or (iii) any material reduction in the executive officer’s duties or authority.

If we terminate the executive officer’s employment without cause, if the executive officer terminates his employment with good reason or if we or the executive officer terminate his employment within one year after a change in control (as defined above under “Potential Payments upon Termination or Change in Control — 2006 Equity Incentive Plan”) has occurred, then the executive officer is entitled to:

•	any amounts (including salary, bonuses, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, the executive officer as of the date of termination;

•	a lump sum amount equal to three times the executive officer’s base salary;

•	continued medical benefits coverage for the executive officer, his spouse and dependents at Company’s expense for 36 months (except for Mr. Oros, who is entitled to this coverage for a period ending on December 31 of the second calendar year commencing on the date of his termination);

•	each outstanding equity incentive award granted to the executive officer before, on or within three years of January 31, 2007 shall become immediately vested and exercisable on the date of such termination; and

•	for the year in which the executive officer’s employment terminates, provided that the Company achieves any performance goals established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that the executive officer would have received had he been employed by the Company for the full year.

The executive officer is also subject to non-competition restrictions and provisions prohibiting solicitation of our employees and our customers, during the five-year term of his employment and if the executive officer fails to remain employed through the five-year term, for a period of 18 months after termination of the agreement, along with ongoing confidentiality and non-disparagement requirements.

The following table sets forth the termination and/or change in control benefits payable to each executive officer under their employment agreements dated April 27, 2007 (and, in the case of Mr. Silvester, amended and restated on June 4, 2007) and effective on May 1, 2007, assuming termination of employment on December 31, 2007. With the exception of insured benefits and certain payments made by Enstar U.S. to Mr. Oros, all payments will be made by us.

		Executive
		Termination for
		Good Reason, Company
	Executive	Termination Without
	Voluntary	Cause, or Termination
	Termination or	by Executive or
Executive Benefits	Company	Company Within
and Payments	Termination for	One Year After a
Upon Termination	Cause(1)	Change in Control		Death		Disability

Dominic F. Silvester
Base Salary	$—	$1,800,000	(2)	$—		$1,800,000	(3)
Bonus(4)	—	750,000		750,000		750,000
Medical Benefits(5)	—	33,979		33,979		33,979
Life Insurance	—	—		3,000,000	(6)	—

TOTAL	$—	$2,583,979		$3,783,979		$2,583,979
Paul J. O’Shea
Base Salary	$—	$1,395,000	(2)	$—		$1,395,000	(3)
Bonus(4)	—	750,000		750,000		750,000
Medical Benefits(5)	—	45,027		45,027		45,027
Life Insurance	—	—		2,325,000	(6)	—

TOTAL	$—	$2,190,027		$3,120,027		$2,190,027
Nicholas A. Packer
Base Salary	$—	$1,395,000	(2)	$—		$1,395,000	(3)
Bonus(4)	—	750,000		750,000		750,000
Medical Benefits(5)	—	44,025		44,025		44,025
Life Insurance	—	—		2,325,000	(6)	—

TOTAL	$—	$2,189,025		$3,119,025		$2,189,025
Richard J. Harris
Base Salary	$—	$1,245,000	(2)	$—		$1,245,000	(3)
Bonus(4)	—	750,000		750,000		750,000
Acceleration of Unvested Restricted Ordinary Shares	—	$2,137,453	(7)	—		—
Medical Benefits(5)	—	$45,027		$45,027		$45,027
Life Insurance	—	—		$2,075,000	(6)	—

TOTAL	$—	$4,040,070		$2,870,027		$2,040,027
John J. Oros
Base Salary	$—	$900,000	(2)	$—		$900,000	(3)
Bonus(4)	—	375,000		375,000		375,000
Medical Benefits(5)	—	26,315		26,315		26,315
Life Insurance	—	—		1,500,000	(6)	—

TOTAL	$—	$1,301,315		$1,901,315		$1,301,315

(1)	Upon termination, the executive officer would be entitled to all amounts (including salary, bonus, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, him on the date of termination.

(2)	Lump sum payment equal to three times base salary.

(3)	In addition to amounts of base salary earned, but not yet paid, the executive officer would be entitled to receive his annual base salary for a period of 36 months, payable in accordance with our regular payroll practices, offset by any amounts payable under disability insurance policies paid for by the Company.

(4)	Bonus calculations are based on the bonus awarded to the executive officer for the fiscal year ended December 31, 2007, which amount was paid in 2008 and consisted of a combination of cash and shares. This calculation does not include the bonus of $937,508 awarded to Mr. Oros on April 2, 2007, because that amount would have already been paid to Mr. Oros prior to the December 31, 2007 assumed date of termination.

(5)	Value of continued coverage under medical plans for Messrs. Silvester, O’Shea, Packer and Harris and their respective families assumes continuation of premiums paid by us as of December 31, 2007 for the maximum coverage period of 36 months. Value of continued coverage under medical plans for Mr. Oros and his family assumes continuation of premiums paid by Enstar U.S. as of December 31, 2007 for the maximum coverage period ending on December 31 of the second calendar year commencing on the date of his termination.

(6)	Amount payable upon death under each executive’s employment agreement.

(7)	On December 31, 2007, Mr. Harris held 17,460 restricted shares originally granted August 31, 2004 that vest in two equal installments on April 7, 2008 and 2009 and are valued at $122.42 per share, the closing price of our ordinary shares on December 31, 2007.

DIRECTOR COMPENSATION

The following table summarizes the compensation of our non-employee directors who served during 2007.

				Option
	Fees Earned or Paid in	Stock		Awards	All Other
Name	Cash ($)(1)(2)	Awards ($)(3)		($)(4)	Compensation ($)		Total ($)

J. Christopher Flowers	$30,750	—		—	—		$30,750
T. Wayne Davis	$38,000	—		—	—		$38,000
T. Whit Armstrong	$40,250	—		—	—		$40,250
Paul J. Collins	$31,750	—		—	—		$31,750
Gregory L. Curl	$15,875	—		—	—		$15,875
Robert J. Campbell(5)	$18,500	—		—	—		$18,500
Nimrod T. Frazer(6)	$8,750	$186,599	(7)	—	$562,584	(7)	$757,933

(1)	This table reflects fees earned for the period beginning on February 1, 2007 (the date following the completion of the Merger and the date on which the Company’s ordinary shares commenced trading on the NASDAQ Global Select Market) and ending on December 31, 2007. Prior to the Merger, the Company did not compensate any of its directors for serving in that capacity.

(2)	The following directors elected to defer all or a portion of their fees in the form of share units, pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors:

	Amount of Fees	Number of Share
Name of Participating Director	Deferred in 2007	Units for 2007

J. Christopher Flowers	$30,750	243
T. Wayne Davis	$38,000	301
T. Whit Armstrong	$40,250	318
Paul J. Collins	$31,750	251
Gregory L. Curl	$15,875	127
Robert J. Campbell	$18,500	141

(3)	In connection with the Merger, the following directors received restricted share units (“RSUs”) of the Company in exchange for Restricted Stock Units of The Enstar Group, Inc. The Restricted Stock Units have been issued under The Enstar Group, Inc. Deferred Compensation and Stock Plan for Non-Employee Directors, as amended and restated. The RSUs may be settled in a lump sum distribution or in quarterly or annual installment payments over a period not to exceed 10 years beginning as of the first business day of any calendar year after the termination of the director’s services on the Board of Directors of Enstar Group Limited. As of December 31, 2007, the directors listed below held the following number of RSUs:

Name of Director	RSUs Outstanding

J. Christopher Flowers	4,515
T. Wayne Davis	14,146
T. Whit Armstrong	14,922
Paul J. Collins	1,304
Gregory L. Curl	1,383

(4)	In connection with the Merger, the following directors received options to purchase our ordinary shares in the aggregate amounts listed below, in exchange for the options they held prior to the Merger to purchase shares of The Enstar Group, Inc.’s common stock.

Total Unexercised
Name of Director	Options Outstanding

T. Wayne Davis	14,711
T. Whit Armstrong	14,711
Paul J. Collins	4,903
Gregory L. Curl	4,903
Nimrod T. Frazer	156,919

(5)	Mr. Campbell was appointed to the Board of Directors on August 8, 2007.

(6)	Mr. Frazer resigned from the Board of Directors on August 7, 2007.

(7)	On April 2, 2007, the Compensation Committee awarded Mr. Frazer, the former Chief Executive Officer and Chairman of the Board of The Enstar Group, Inc., a bonus in the total amount of $750,000 in recognition of his services performed in connection with the Merger. The award was paid in a combination of $562,584 in cash and 1,900 bonus shares granted pursuant to the Equity Incentive Plan. The shares were immediately vested, therefore the values shown represent the number of shares multiplied by the closing price of our ordinary shares on the award date, which was $98.21. The shares were, however, subject to a one-year restriction on transfer that lapsed on April 2, 2008.

On August 8, 2007, the Compensation Committee and the Board of Directors approved changes to the non-employee directors’ fees. The changes were as follows: (i) the quarterly retainer fee for each non-employee director was increased from $6,250 to $15,000; (ii) the fee for each Board of Directors meeting attended other than a telephonic Board of Directors meeting was increased from $2,500 to $3,500; (iii) the fee for each Audit Committee meeting attended by a committee member was increased from $1,000 to $1,500; (iv) the fee for each Compensation Committee meeting attended by a committee member was increased from $1,000 to $1,250; (v) for the Audit Committee chairperson, the quarterly retainer fee was increased from $500 to $2,500; and (vi) for the Compensation Committee chairperson, the quarterly retainer fee was increased from $500 to $1,250. All retainers were paid at the increased rate beginning with the payments for the fourth quarter of 2007. All meeting fees were paid at the increased rate for fees earned during the third quarter of 2007. The $1,000 fee for each telephonic Board of Directors meeting attended remains in place and was not increased.

On June 11, 2007, the Compensation Committee approved the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors (the “Deferred Compensation Plan”), which became effective immediately. The Deferred Compensation Plan provides each non-employee director with the opportunity to elect (i) to receive all or a portion of his or her compensation for services as a director in the form of the Company’s ordinary shares instead of cash and (ii) to defer receipt of all or a portion of such compensation until retirement or termination. Non-employee directors electing to receive compensation in the form of ordinary shares receive whole ordinary shares (with any fractional shares payable in cash) as of the date compensation would otherwise have been payable. Non-employee directors electing to defer compensation have such compensation converted into share units payable as a lump sum distribution after the director’s “separation from service” as defined under Section 409A of the Internal Revenue Code of 1986, as amended. The lump sum share unit distribution will be made in the form of ordinary shares, with fractional shares paid in cash.

For the fiscal year ended December 31, 2007, all non-employee directors serving during the year except for Mr. Frazer elected to defer receipt of all or a portion of compensation until retirement or termination and to have such compensation converted into share units.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information concerning our equity compensation plans as of December 31, 2007.

					Number of Securities Remaining
	Number of Securities to be		Weighted-Average		Available for Future Issuance
	Issued Upon Exercise of		Exercise Price of		Under Equity Compensation Plans
	Outstanding Options, Warrants		Outstanding Options,		(Excluding Securities Reflected
Plan category	and Rights(1)		Warrants and Rights		in the First Column)

Equity compensation plans approved by security holders	490,371	(1)	$25.40	(1)	1,187,998	(2)
Equity compensation plans not approved by security holders	1,381		$126.83		98,619	(3)

Total	491,752		$25.68		1,286,617

(1)	Excludes 36,270 restricted share units issued by the Company in connection with the Merger in exchange for 36,270 restricted stock units issued by The Enstar Group, Inc. under its Deferred Compensation and Stock Plan for Non-Employee Directors, which was not approved by its shareholders.

(2)	Includes 26,355 ordinary shares that were outstanding as of December 31, 2007, but were subsequently granted in March 2008 as bonuses to certain of our executive officers and employees pursuant to the Annual Incentive Plan and Equity Incentive Plan.

(3)	Consists of 98,619 ordinary shares available for future issuance under the Deferred Compensation Plan, which is described above in the Director Compensation section. Excludes the 200,000 ordinary shares reserved for issuance under the Employee Share Purchase Plan, which is subject to shareholder approval at the Meeting; the plan did not go into effect until March 1, 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions Involving J. Christopher Flowers and Affiliated Entities

The Company and certain of our subsidiaries have entered into transactions with companies and partnerships that are affiliated with Messrs. Flowers and/or Oros, including J.C. Flowers II, L.P. (the “Flowers Fund”). In addition, Shinsei Bank Limited, an entity of which Mr. Flowers is a director and the largest shareholder, owns a minority interest in Hillcot Holdings, Ltd., one of our subsidiaries. Messrs. Flowers and Oros are members of our Board of Directors. Mr. Flowers is also one of our largest shareholders. These transactions are described below.

Investments in the Flowers Fund and Entities Managed by J. Christopher Flowers

We have committed to invest up to $100 million in the Flowers Fund. From the beginning of the 2007 fiscal year through the date of this proxy statement, we funded $35.5 million of the commitment, which brought our total investment in the fund to $55.9 million. The Flowers Fund is a private investment fund for which JCF Associates II L.P. is the general partner and J.C. Flowers & Co. LLC is the investment advisor. JCF Associates II L.P. and J.C. Flowers & Co. LLC are controlled by Mr. Flowers. No fees or other compensation will be payable by us to the Flowers Fund, JCF Associates II L.P., J.C. Flowers & Co. LLC, or Mr. Flowers in connection with this investment.

John J. Oros, who serves as our Executive Chairman and a member of our Board of Directors, is a managing director of J.C. Flowers & Co. LLC. Mr. Oros splits his time between J.C. Flowers & Co. LLC and the Company.

We received management fees in the amount of $0.8 million for advisory services provided to the Flowers Fund for the year ended December 31, 2007.

For the year ended December 31, 2007, we had investments in the following entities affiliated with Mr. Flowers: New NIB Partners LP (“NIB Partners”), Affirmative Insurance Holdings, Inc., and JCF Fund II L.P. At the fiscal year end, these investments had a total value of $71.6 million and outstanding commitments to entities managed by Mr. Flowers of $67.5 million. Our outstanding commitments may be drawn down over approximately the next six years.

Commitments of Dominic F. Silvester, Paul J. O’Shea, Nicholas A. Packer, Richard J. Harris, John J. Oros, Paul J. Collins, T. Wayne Davis, T. Whit Armstrong and Robert J. Campbell, current directors and/or executive officers of the Company, and Nimrod T. Frazer, a director of the Company until August 7, 2007, to invest in the Flowers Fund were accepted by the Flowers Fund in 2006. Messrs. Silvester, Oros, Collins, Harris, O’Shea, Packer, Davis and Campbell are also investors in NIB Partners, which is affiliated with Mr. Flowers and certain entities affiliated with Mr. Flowers and Mr. Oros. Messrs. Silvester and O’Shea also invested in The HSH Co-Invest (Cayman) Trust B, which is affiliated with Mr. Flowers and certain entities affiliated with Mr. Flowers and Mr. Oros.

In April 2007, we entered into a Third Party Equity Commitment Letter (the “Commitment Letter”), with the Flowers Fund, which provided for us to contribute up to an aggregate of $200 million to participate alongside the Flowers Fund and certain other investors in the proposed acquisition of SLM Corporation. On January 27, 2008, we received notice from J.C. Flowers & Co. LLC that the merger agreement related to the acquisition of SLM Corporation had been terminated. Accordingly, the Commitment Letter has been terminated in accordance with its terms and we have no further obligations thereunder.

Transactions

In December 2007, the Company, in conjunction with JCF FPK I L.P. (“JCF FPK”), formed U.K.-based Shelbourne Group Limited (“Shelbourne”), to invest in Reinsurance to Close (“RITC”) transactions (the transferring of liabilities from one Lloyd’s Syndicate to another), with Lloyd’s of London insurance and reinsurance syndicates in run-off. JCF FPK is a joint investment program between Fox-Pitt, Kelton, Cochran, Caronia & Waller (“FPKCCW”) and the Flowers Fund. In addition, an affiliate of the Flowers Fund controls approximately 41% of FPKCCW. Shelbourne is a holding company of a Lloyd’s Managing Agency, Shelbourne Syndicate Services Limited. We own 50.1% of Shelbourne, which in turn owns 100% of Shelbourne Syndicate Services Limited, the Managing Agency for Lloyd’s Syndicate 2008, a syndicate approved by Lloyd’s of London on December 16, 2007 to undertake RITC transactions with Lloyd’s syndicates in run-off. We have committed capital of approximately £36.0 million (approximately $72.0 million) to Lloyd’s Syndicate 2008. Our capital commitment was financed by approximately £12.0 million (approximately $24.0 million) from bank finance; approximately £11.0 million (approximately $22.0 million) from the Flowers Fund (acting in its own capacity and not through JCF FPK), by way of non-voting equity participation; and approximately £13.0 million (approximately $26.0 million) from available cash on hand. JCF FPK’s capital commitment to Lloyd’s Syndicate 2008 is approximately £14.0 million (approximately $28.0 million).

On February 29, 2008, we completed the acquisition of Guildhall Insurance Company Limited (“Guildhall”), a U.K.-based insurance and reinsurance company that has been in run-off since 1986. The aggregate purchase price paid for Guildhall was approximately £32.0 million (approximately $64.0 million) financed by the drawdown of approximately £16.5 million (approximately $33.0 million) from a facility loan agreement with a London-based bank; approximately £5.0 million (approximately $10.0 million) from the Flowers Fund, by way of non-voting equity participation; and approximately £10.5 million (approximately $21.0 million) from available cash on hand.

On March 5, 2008, we completed the acquisition of AMP Limited’s Australian-based closed reinsurance and insurance operations (“Gordian”). The acquisition was effected through Enstar Australia Holdings Pty Limited, a wholly owned subsidiary of Cumberland Holdings Limited, of which we own 70% and the Flowers Fund owns 30% through a non-voting equity interest. The aggregate purchase price paid for Gordian was approximately

AUS$440.0 million (approximately $417.0 million) with approximately AUS$301.0 million (approximately $285.0 million) from bank finance jointly with a London-based bank and a German bank, in which the Flowers Fund is a significant shareholder of the German bank; approximately AUS$42.0 million (approximately $40.0 million) from the Flowers Fund, by way of non-voting equity participation; and approximately AUS$97.0 million (approximately $92.0 million) from available cash on hand.

Other Agreements with Directors and Executive Officers Arising in Connection with the Merger

We entered into several transactions with certain directors and executive officers in connection with the Merger and related transactions. These transactions are described below.

On January 31, 2007, immediately prior to the Merger and pursuant to the terms of the Recapitalization Agreement, we paid three of our directors and executive officers, Nicholas A. Packer, Paul J. O’Shea, and Dominic F. Silvester, $989,956, $989,956 and $2,969,868, respectively. These payments were intended to provide a cash incentive for these individuals to remain with us following the Merger in lieu of any other cash payments to which they may have been entitled.

On January 31, 2007, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with certain of our shareholders identified as signatories thereto. The Registration Rights Agreement provides that, after the expiration of one year from the date of the agreement, any of Trident II, L.P. (“Trident”) and certain of its affiliates, Mr. Flowers and Mr. Silvester, each referred to as a requesting holder, may require that we effect the registration under the Securities Act of all or any part of such holder’s registrable securities. Trident and its affiliates are entitled to make three requests and Messrs. Flowers and Silvester are each entitled to make two requests. The Registration Rights Agreement further provides that, after the expiration of 90 days from the date of the Registration Rights Agreement and prior to the first anniversary of such date, Trident had the right to require the Company to effect the registration of up to 750,000 shares of registrable securities (the “Initial Demand Right”). Trident exercised the Initial Demand Right and we filed a registration statement on Form S-3 with respect 750,000 of its shares on May 17, 2007. As of April 15, 2008, Trident held 11.16% of our shares outstanding.

Pursuant to the Severance Benefits Agreement, dated May 21, 1998, between The Enstar Group, Inc. and Nimrod T. Frazer, Mr. Frazer was paid $350,000 upon the termination of his employment with The Enstar Group, Inc. in connection with the completion of the Merger on January 31, 2007.

Indemnification of Directors and Officers; Directors Indemnity Agreements

Also on January 31, 2007 and in connection with the Merger, we entered into Indemnification Agreements with each of Dominic F. Silvester, Paul J. O’Shea, Nicholas A. Packer, J. Christopher Flowers, John J. Oros, Nimrod T. Frazer, Gregory L. Curl, Paul J. Collins, T. Wayne Davis and T. Whit Armstrong. Each individual was, at the time of his agreement, a member of our Board of Directors and Messrs. Silvester, O’Shea, Packer and Oros were also executive officers of the Company. Messrs. Frazer and Packer resigned from our Board of Directors on August 7, 2007.

Each Indemnification Agreement provides, among other things, that we will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of such indemnitee’s status as a director or officer of the Company, such indemnitee was, is or is threatened to be made a party or participant in any threatened, pending or completed proceeding, whether of a civil, criminal, administrative, regulatory or investigative nature, against all judgments, fines, penalties, excise taxes, interest and amounts paid in settlement and incurred by such indemnitee in connection with such proceeding. In addition, each of the Indemnification Agreements provides for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the agreement, subject to certain exceptions. None of the Indemnification Agreements precludes any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including but not limited to, any rights arising under the Company’s governing documents, or any other agreement, any vote of the shareholders of the Company or any applicable law.

Other Related Transactions

On February 23, 2007, we repurchased 7,180 shares from T. Whit Armstrong for total consideration of $0.7 million. This repurchase was made in accordance with the letter agreement dated May 23, 2006 between Mr. Armstrong, T. Wayne Davis and the Company pursuant to which the Company agreed to repurchase from Messrs. Armstrong and Davis, upon their request, during a 30-day period commencing January 15, 2007, at then prevailing market prices, such number of the Company’s ordinary shares as provided an amount sufficient for them to pay taxes on compensation income resulting from the exercise of options by them on May 23, 2006 for 50,000 shares of The Enstar Group, Inc. common stock in the aggregate. Mr. Davis did not elect to sell shares under the agreement. Messrs. Armstrong and Davis are directors of the Company.

On August 8, 2007, Robert J. Campbell was appointed to the Board of Directors to fill a vacancy created by the resignation of Nimrod T. Frazer. Mr. Campbell is a Partner with the firm of Beck, Mack & Oliver, LLC (“Beck Mack”) in New York City. Beck Mack purchased, on behalf of its clients, 750,000 ordinary shares of the Company from Trident, pursuant to a stock purchase agreement dated as of May 23, 2007. We were a party to that agreement pursuant to our obligations to Trident under the Registration Rights Agreement, and for the purpose of making certain representations regarding the registration statement on Form S-3 and the Company’s listing on the NASDAQ Global Select Market. As of April 15, 2008, Beck Mack owned 7.06% of our outstanding shares.

Related Party Transaction Procedures

From time to time, we participate in transactions in which one or more of our directors or executive officers has an interest. In particular, we have invested, and expect to continue to invest, in or with entities that are affiliates of or otherwise related to Mr. Flowers and/or Mr. Oros. Each transaction involving the Company and an affiliate entered into during 2007 was approved by the non-interested members of the Board of Directors.

Our Board of Directors has adopted a Code of Conduct, effective as of January 31, 2007. Our Code of Conduct states that our directors, officers and employees must avoid engaging in any activity, such as related-party transactions, that might create a conflict of interest or a perception of a conflict of interest. These individuals are required to raise for consideration any proposed or actual transaction that they believe may create a conflict of interest. We expect that members of our Audit Committee will review and discuss any related-party transaction proposed to be entered into by the Company.

AUDIT COMMITTEE REPORT

The following report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

The primary purpose of the Audit Committee is to assist our Board of Directors in its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance and the performance of our internal audit function. The Audit Committee is solely responsible for the appointment, retention and compensation of our independent registered public accounting firm. It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditors, as appropriate.

In performing its duties, the Audit Committee:

•	has reviewed our audited financial statements for the year ended December 31, 2007 and had discussions with management regarding the audited financial statements;

•	has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standard No. 61;

•	has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1; and

•	has discussed with the independent registered public accounting firm their independence, the audited financial statements and other matters the Audit Committee deemed relevant and appropriate.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that our audited financial statements for the year ended December 31, 2007 be included in our Annual Report on Form 10-K for that year.

AUDIT COMMITTEE

T. Whit Armstrong, Chairperson
T. Wayne Davis
Paul J. Collins
Gregory L. Curl
Robert J. Campbell

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC and The NASDAQ Stock Market, LLC reports on Forms 3, 4 and 5 concerning their ownership of ordinary shares and other equity securities of the Company. Under SEC rules, we must be furnished with copies of these reports.

Based solely on the Company’s review of the copies of such forms received by it and a written representation from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 2007, all filing requirements applicable to its directors and executive officers and persons who own more than ten percent of a registered class of our equity securities under Section 16(a) were complied with on a timely basis, except that Mr. Armstrong was inadvertently late in reporting a disposition of shares to the Company and each of Messrs. Silvester, O’Shea, Packer, Harris, Oros and Frazer was inadvertently late in reporting the acquisition of bonus shares awarded pursuant to our 2006-2010 Annual Incentive Compensation Program and issued pursuant to our Equity Incentive Plan.

SHAREHOLDER PROPOSALS FOR 2008 ANNUAL GENERAL MEETING

Shareholder proposals intended for inclusion in the Proxy Statement for the 2009 Annual General Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act should be sent to our Secretary at Enstar Group Limited, P.O. Box 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda and must be received by December 30, 2008 and otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the 2008 proxy materials. If the date of next year’s annual general meeting is moved more than 30 days before or after the anniversary date of this year’s annual general meeting, the deadline for inclusion of proposals in our proxy materials is instead a reasonable time before we begin to print and mail our proxy materials. If the December 30, 2008 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2009 Annual General Meeting of Shareholders, although it will not be included in the proxy statement if it is received later than March 22, 2009. If a shareholder’s proposal is not timely received, then the proxies designated by our Board of Directors for the 2009 Annual General Meeting of Shareholders may vote in their discretion on any such proposal the ordinary shares for which they have been appointed proxies without mention of such matter in the proxy materials for such meeting.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you request one by calling or writing to our Secretary at Enstar Group Limited, P.O. Box 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda (Telephone: 441-292-3645). If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or phone number.

OTHER MATTERS

We know of no specific matter to be brought before the meeting that is not referred to in this proxy statement. If any other matter properly comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote the proxies in accordance with their best judgment on such matter.

WE WILL FURNISH, WITHOUT CHARGE TO ANY SHAREHOLDER, A COPY OF OUR ANNUAL REPORT ON FORM 10-K THAT WE FILE WITH THE SECURITIES AND EXCHANGE COMMISSION. A COPY OF THE REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 MAY BE OBTAINED UPON WRITTEN REQUEST TO OUR SECRETARY AT ENSTAR GROUP LIMITED, P.O. BOX 2267, WINDSOR PLACE, 3RD FLOOR, 18 QUEEN STREET, HAMILTON, HM JX, BERMUDA.

April 29, 2008

APPENDIX A

Amended and Restated
Enstar Group Limited
Employee Share Purchase Plan

(Adopted Effective March 1, 2008)
ARTICLE 1 — PURPOSE

The Enstar Group Limited Employee Share Purchase Plan is intended to provide a method whereby Employees of Enstar Group Limited (the “Company”) will have an opportunity to acquire a proprietary interest in the Company through the purchase of ordinary shares of the Company (“Shares”). It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the United States Internal Revenue Code of 1986, as amended (the “Code”) with respect to Participants in the Plan who are United States taxpayers, provided the Plan is approved by the Company’s shareholders within 12 months of its adoption.

ARTICLE 2 — DEFINITIONS

2.1 “Administrator” shall mean the person or committee appointed by the Company to administer the Plan in accordance with Article 7.

2.2 “Base Pay” shall mean regular straight-time earnings and shall exclude all other forms of compensation.

2.3 “Employee” shall mean any regular employee of the Company.

2.4 “Enrollment Period” shall mean the period prior to the beginning of an Offering Period during which an Employee may enroll in the Plan.

2.5 “Fair Market Value” shall mean, as of any date with respect to a Share, the closing price of a Share as reported on the NASDAQ Global Select Market or such other securities exchange on which such Shares may be primarily traded in the future.

2.6 “Offering Period” shall mean the annual offering of the Company’s Shares which shall be the period beginning each January 1 and ending the following December 31; provided, however, the first Offering Period shall begin April 1, 2008 and end December 31, 2008.

2.7 “Plan” shall mean the Enstar Group Limited Employee Share Purchase Plan, as from time to time amended.

2.8 “Purchase Date” shall mean the last business day of each calendar month during each Offering Period.

2.9 “Purchase Price” shall mean 85% of the Fair Market Value of a Share on the Purchase Date.

ARTICLE 3 — ELIGIBILITY AND PARTICIPATION

3.1  Initial Eligibility.  Any individual who becomes an Employee of the Company shall be eligible to participate in the Plan with respect to Offering Periods which commence after such Employee’s hire date, provided the Employee makes an election to participate during the Enrollment Period for such Offering Period; provided further that the Administrator, in its discretion, may establish a one or more special Enrollment Periods during an Offering Period for newly-hired Employees. Notwithstanding the foregoing, any highly compensated employee of the Company (within the meaning of Code Section 414(q)) who is subject to the reporting requirements of section 16(a) of the Securities Exchange Act of 1934 with respect to the Company shall not be eligible to participate in the Plan.

3.2  Commencement of Participation.  An Employee may become a “Participant” in the Plan by authorizing the Company to make payroll deductions in the form and manner specified by the Administrator during the Enrollment Period for an Offering Period, in accordance with Article 4.

3.3  Restrictions on Participation.  Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted the right to participate in the Plan:

(a) if, immediately after the such right is granted, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

(b) which permits his or her rights to purchase stock in any calendar year under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such right is granted).

ARTICLE 4 — PAYROLL DEDUCTIONS

4.1.  Amount of Deduction.  An Employee may participate in the Plan by authorizing up to 15%, or such other percentage determined by the Administrator with respect to an Offering Period, to be deducted from his or her Base Pay during each payroll period in the Offering Period and used to purchase Shares under the Plan. Such payroll authorization shall be made in accordance with rules established by the Administrator. All payroll authorizations shall be made in whole percentages, and deductions shall be rounded to the nearest dollar.

4.2.  Participant’s Account.  All payroll deductions made on behalf of a Participant shall be credited to an account established in the Participant’s name under the Plan. A Participant may not make any separate cash payment into such account or make any withdrawals from such account.

4.3.  Changes in Payroll Deductions.  A Participant may discontinue participation in the Plan during any Offering Period by withdrawing his or her payroll authorization, but no other change can be made during an Offering Period. A Participant may not alter the amount of his or her payroll deductions for an Offering Period, except to zero.

ARTICLE 5 — PURCHASE OF SHARES

5.1  Monthly Purchase Dates.  As of the last business day of each month during the Offering Period, the accumulated payroll deductions in the Participant’s account will be used to purchase Shares. The number of Shares to be purchased will be equal to the dollar amount in the Participant’s account divided by the Purchase Price. No fractional Shares will be purchased. Any amount remaining in the Participant’s account after the Purchase Date will be used to purchase Shares on the next Purchase Date in the Offering Period. Any amount remaining in the Participant’s account at the end of the Offering Period will be returned to the Participant.

5.2  Effect of Termination of Employment.  Upon termination of the Participant’s employment, the payroll deductions credited to the Participant’s account will be applied to the purchase of Shares as of the next Purchase Date. Any amount remaining in the Participant’s account after such Purchase Date will be returned to the Participant (or his or her estate, in the case of death).

5.3  Interest.  No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant.

5.4  Currency Conversion.  In the event a Participant’s Base Pay is not payable in United States dollars, then the payroll deductions in the Participant’s account shall be converted to United States dollars at the spot exchange rate at the close of business on the Purchase Date, in accordance with procedures established by the Administrator.

ARTICLE 6 — SHARES

6.1  Maximum Shares.  The maximum number of Shares which shall be issued under the Plan shall be 200,000 Shares. Such Shares may be either authorized and unissued Shares or issued Shares reacquired by the Company and held as Treasury Shares, as the Administrator may from time to time determine. In the event that there is an increase or decrease in the number of issued Shares by reason of any cause such as a stock split, reorganization, recapitalization, combination or exchange of shares, merger, consolidation, or any other change in corporate structure without receipt or payment of consideration by the Company, the number of Shares then remaining for issue under the Plan shall in each such event be adjusted by the Administrator in proportion to the change in issued Shares resulting from such cause.

6.2  Participant’s Interest in Shares.  As promptly as practicable after each Purchase Date, the Company will transfer the acquired Shares to the Participant or will hold the Shares in account in uncertified form, as appropriate. A Participant will have no ownership interest in Shares covered by his or her payroll deductions until such deductions are used to acquire Shares and the Shares are registered in the Participant’s name.

ARTICLE 7 — ADMINISTRATION

7.1  Appointment of Administrator.  The Board of Directors may appoint an Administrator to administer the Plan, which may be an individual or committee, as determined by the Board. In the event that an Administrator has not been appointed, the Board of Directors shall act as the Administrator.

7.2  Authority of Administrator.  Subject to the express provisions of the Plan, the Administrator shall have the discretionary authority to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Administrator’s determination on the foregoing matters shall be conclusive, final and binding on all parties.

ARTICLE 8 — MISCELLANEOUS

8.1  Transferability.  Neither payroll deductions credited to a Participant’s account nor any rights to acquire Shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect.

8.2  Use of Funds.  All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

8.3  Amendment and Termination.  The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the shareholders of the Company (i) increase the maximum number of shares which may be issued under the Plan, except pursuant to Section 6.1, or (ii) amend the class of Employees to whom the Plan is extended. Upon termination of the Plan, the Administrator, in its discretion, shall either use any cash remaining in Participant accounts to purchase Shares under the Plan, or return such cash to the Participant.

8.4  No Employment Rights.  The Plan does not, directly or indirectly, create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company’s right to terminate, or otherwise modify, an Employee’s employment at any time.

8.5  Effect of Plan.  The provisions of the Plan shall, in accordance with its terms, be binding upon and inure to the benefit of all successors of each Employee participating in the Plan, including, without limitation, such Employee’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

8.6  Governing Law.  The law of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 11, 2008

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00003330033000000000 9 061108

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3 AND "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. Election of directors of Enstar Group Limited			
T. Whit Armstrong	☐	☐	☐
John J. Oros	☐	☐	☐
2. To ratify the selection of Deloitte & Touche, Hamilton, Bermuda, to act as Enstar Group Limited's independent registered public accounting firm for the fiscal year ending December 31, 2008 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.	☐	☐	☐
3. To approve the Enstar Group Limited Employee Share Purchase Plan.	☐	☐	☐
4. Election of subsidiary directors as set forth in Proposal No. 4: You may vote FOR the election of all subsidiary director nominees, AGAINST the election of all subsidiary director nominees, or ABSTAIN from the election of all subsidiary director nominees by selecting from the following boxes:	☐	☐	☐

Alternatively, you may vote FOR, AGAINST, or ABSTAIN from the election of **each** subsidiary director nominee on an individual basis on the attached sheets by selecting the boxes next to each nominee's name. If you mark any of the boxes above, indicating a vote with respect to all subsidiary director nominees, and also mark any of the boxes below, indicating a vote with respect to a particular subsidiary director nominee, then your specific vote below will be counted and your vote on the other subsidiary director nominees will be governed by your vote above.

5. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. For more than one owner as shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer; if a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 11, 2008

PAGE 2 OF 6

4-1. ENSTAR LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Paul J. O'Shea	☐	☐	☐
Richard J. Harris	☐	☐	☐
Adrian Kimberley	☐	☐	☐
Elizabeth Dasilva	☐	☐	☐
Michael Smellie	☐	☐	☐

4-2. ENSTAR (EU) HOLDINGS LTD.

Nominees:			
David Hackett	☐	☐	☐
Alan Turner	☐	☐	☐
Gareth Nokes	☐	☐	☐

4-3. ENSTAR BROKERS LIMITED

Nominees:			
Richard J. Harris	☐	☐	☐
Elizabeth Dasilva	☐	☐	☐
Adrian Kimberley	☐	☐	☐
David Rocke	☐	☐	☐
Paul J. O'Shea	☐	☐	☐

4-4. ENSTAR (EU) LIMITED

4-5. CASTLEWOOD (BERMUDA) LTD.

4-6. CRANMORE ADJUSTERS LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
David Hackett	☐	☐	☐
Alan Turner	☐	☐	☐
Steve Norrington	☐	☐	☐
Phil Cooper	☐	☐	☐
Mark Wood	☐	☐	☐
David Ellis	☐	☐	☐
Gareth Nokes	☐	☐	☐

4-7. BANTRY HOLDINGS LTD.

Nominees:			
Duncan Scott	☐	☐	☐
Adrian Kimberley	☐	☐	☐

4-8. BLACKROCK HOLDINGS LTD.

Nominees:			
Duncan Scott	☐	☐	☐
Adrian Kimberley	☐	☐	☐

4-9. KENMARE HOLDINGS LIMITED

4-10. KINSALE BROKERS LIMITED

4-11. REGIS AGENCIES LIMITED

Nominees:			
Alan Turner	☐	☐	☐
Steve Aldous	☐	☐	☐
Gareth Nokes	☐	☐	☐

4-12. FITZWILLIAM (SAC) INSURANCE LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Paul J. O'Shea	☐	☐	☐
Richard J. Harris	☐	☐	☐
Adrian Kimberley	☐	☐	☐
Nicholas A. Packer	☐	☐	☐
David Rocke	☐	☐	☐

4-13. REVIR LIMITED

Nominees:			
Richard J. Harris	☐	☐	☐
Adrian Kimberley	☐	☐	☐
Elizabeth Dasilva	☐	☐	☐
David Rocke	☐	☐	☐
Paul J. O' Shea	☐	☐	☐

4-14. RIVER THAMES INSURANCE COMPANY

4-15. OVERSEAS REINSURANCE COMPANY LIMITED

4-16. HUDSON REINSURANCE COMPANY LIMITED

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 11, 2008

PAGE 3 OF 6

4-17. CAVELL HOLDINGS LIMITED (U.K.)

Nominees:	FOR	AGAINST	ABSTAIN
Alan Turner	☐	☐	☐
Steve Aldous	☐	☐	☐
Derek Reid	☐	☐	☐
Gareth Nokes	☐	☐	☐

4-18. HARPER HOLDINGS SARL

Nominees:			
Nicholas A. Packer	☐	☐	☐
Claudine Schinker	☐	☐	☐
Christian Christensen	☐	☐	☐

4-19 DENMAN HOLDINGS LIMITED

4-20. HARPER INSURANCE LIMITED

Nominees:			
Richard J. Harris	☐	☐	☐
Michael Handler	☐	☐	☐
Florian von Meiss	☐	☐	☐
Stefan Wehrenburg	☐	☐	☐

4-21. HARPER FINANCING LIMITED

Nominees:			
Derek Reid	☐	☐	☐
Brian Walker	☐	☐	☐
Alan Turner	☐	☐	☐
Gareth Nokes	☐	☐	☐

4-22. ENSTAR (US) INC.

4-23. ENSTAR HOLDINGS (US) INC.

Nominees:	FOR	AGAINST	ABSTAIN
Cheryl D. Davis	☐	☐	☐
John J. Oros	☐	☐	☐
Karl Wall	☐	☐	☐
Donna Stolz	☐	☐	☐

4-24. CRANMORE (US) INC.

4-25. ENSTAR INVESTMENTS, INC.

4-26. LONGMYND INSURANCE COMPANY LTD.

4-27. MERCANTILE INDEMNITY COMPANY LTD.

4-28. FIELDMILL INSURANCE COMPANY LTD.

Nominees:	FOR	AGAINST	ABSTAIN
Steve Aldous	☐	☐	☐
Alan Turner	☐	☐	☐
Gareth Nokes	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Tom Nichols	☐	☐	☐

4-29. VIRGINIA HOLDINGS LTD.

4-30. UNIONE ITALIANA (UK) REINSURANCE COMPANY

4-31. CAVELL INSURANCE COMPANY LIMITED

4-32. OCEANIA HOLDINGS LTD.

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 11, 2008

PAGE 4 OF 6

4-33. CIRRUS RE COMPANY A/S

Nominees:	FOR	AGAINST	ABSTAIN
Alan Turner	☐	☐	☐
David Rocke	☐	☐	☐
Steve Aldous	☐	☐	☐
Jan Endressen	☐	☐	☐

4-34. INTER-OCEAN HOLDINGS LIMITED

4-35. ENSTAR USA, INC.

Nominees:			
John J. Oros	☐	☐	☐
Cheryl D. Davis	☐	☐	☐
Karl Wall	☐	☐	☐

4-36. INTER-OCEAN SERVICES LTD.

4-37. INTER-OCEAN CREDIT PRODUCTS LTD.

4-38. HILLCOT UNDERWRITING MANAGEMENT

Nominees:			
Alan Turner	☐	☐	☐
Steve Aldous	☐	☐	☐
Gareth Nokes	☐	☐	☐

4-39. INTER-OCEAN REINSURANCE COMPANY LTD.

Nominees:	FOR	AGAINST	ABSTAIN
Paul J. O'Shea	☐	☐	☐
Orla Gregory	☐	☐	☐
Richard J. Harris	☐	☐	☐
Adrian Kimberley	☐	☐	☐

4-40. INTER-OCEAN REINSURANCE (IRELAND) LTD.

4-41. ENSTAR FINANCIAL SERVICES, INC.

Nominees:			
John J. Oros	☐	☐	☐
Cheryl D. Davis	☐	☐	☐

4-42. HILLCOT HOLDINGS LIMITED

4-43. HILLCOT REINSURANCE LIMITED

4-44. BRAMPTON INSURANCE COMPANY LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Alan Turner	☐	☐	☐
Steve Aldous	☐	☐	☐
Max Lewis	☐	☐	☐
Albert Maass	☐	☐	☐
Gareth Nokes	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Tom Nichols	☐	☐	☐

4-45. ENSTAR GROUP OPERATIONS, INC.

Nominees:			
John J. Oros	☐	☐	☐
Cheryl D. Davis	☐	☐	☐

4-46. B.H. ACQUISITION LTD.

4-47. BRITTANY INSURANCE COMPANY LTD.

4-48. PAGET HOLDINGS GMBH

Nominees:			
Richard J. Harris	☐	☐	☐
David Rocke	☐	☐	☐
Adrian Kimberley	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 11, 2008

PAGE 5 OF 6

4-49. COMPAGNIE EUROPEENE D'ASSURANCES INDUSTRIELLES SA

4-50. FLATTS LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Steve Aldous	☐	☐	☐
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐

4-51. GUILDHALL INSURANCE COMPANY LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Steve Aldous	☐	☐	☐
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Tom Nichols	☐	☐	☐

4-52. MARLON INSURANCE LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Steve Aldous	☐	☐	☐
Anthony Bamber	☐	☐	☐
Nigel Hall	☐	☐	☐
Gareth Nokes	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Alan Turner	☐	☐	☐

4-53. MARLON MANAGEMENT SERVICES

Nominees:	FOR	AGAINST	ABSTAIN
Steve Aldous	☐	☐	☐
Anthony Bamber	☐	☐	☐
Nigel Hall	☐	☐	☐
Gareth Nokes	☐	☐	☐
C. Paul Thomas	☐	☐	☐
Alan Turner	☐	☐	☐

4-54. ROMBALDS LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Derek Reid	☐	☐	☐
Gareth Nokes	☐	☐	☐
Alan Turner	☐	☐	☐

4-55. TATE & LYLE RE LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Paul J. O'Shea	☐	☐	☐
Richard J. Harris	☐	☐	☐
Adrian Kimberley	☐	☐	☐
David Rocke	☐	☐	☐

4-56. SUN GULF HOLDINGS INC.

Nominees:	FOR	AGAINST	ABSTAIN
John J. Oros	☐	☐	☐
Karl Wall	☐	☐	☐
Cheryl D. Davis	☐	☐	☐
Donna Stolz	☐	☐	☐

4-57. CUMBERLAND HOLDINGS LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Adrian Kimberley	☐	☐	☐
Richard J. Harris	☐	☐	☐
Paul J. O'Shea	☐	☐	☐
David Rocke	☐	☐	☐

4-58. COMOX HOLDINGS LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Adrian Kimberley	☐	☐	☐
Richard J. Harris	☐	☐	☐
Paul J. O'Shea	☐	☐	☐
David Rocke	☐	☐	☐

4-59. COURTENAY HOLDINGS LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Adrian Kimberley	☐	☐	☐
Richard J. Harris	☐	☐	☐
Paul J. O'Shea	☐	☐	☐
David Rocke	☐	☐	☐

4-60. SHELBOURNE GROUP LIMITED

4-61. ENSTAR AUSTRALIA HOLDINGS PTY LTD.

Nominees:	FOR	AGAINST	ABSTAIN
Gary Potts	☐	☐	☐
Kenny Roberts	☐	☐	☐
Bruce Bollum	☐	☐	☐
Paul J. O'Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐

4-62. AG AUSTRALIA HOLDINGS LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Paul J. O'Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐
Michael Kinahan	☐	☐	☐
Steven Given	☐	☐	☐
Sandra O'Sullivan	☐	☐	☐

4-63. SHELLY BAY HOLDINGS LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Paul J. O'Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐
Michael Kinahan	☐	☐	☐
Steven Given	☐	☐	☐
Sandra O'Sullivan	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 11, 2008

PAGE 6 OF 6

4-64. HARRINGTON SOUND LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Paul J. O'Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐
Michael Kinahan	☐	☐	☐
Steven Given	☐	☐	☐
Sandra O'Sullivan	☐	☐	☐

4-65. CHURCH BAY LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Gary Potts	☐	☐	☐
Kerry Roberts	☐	☐	☐
Bruce Bollum	☐	☐	☐
Paul J. O'Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐

4-66. TGI AUSTRALIA LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Gary Potts	☐	☐	☐
Kerry Roberts	☐	☐	☐
Bruce Bollum	☐	☐	☐
Paul J. O'Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐

4-67. GORDIAN RUNOFF LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Gary Potts	☐	☐	☐
Kerry Roberts	☐	☐	☐
Bruce Bollum	☐	☐	☐
Paul J. O'Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐

4-68. GORDIAN RUN-OFF (UK) LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Tom Nichols	☐	☐	☐
Alan Turner	☐	☐	☐
Gareth Nokes	☐	☐	☐

4-69. ENSTAR AUSTRALIA LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Paul J. O'Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐
Michael Kinahan	☐	☐	☐
Steven Given	☐	☐	☐
Sandra O'Sullivan	☐	☐	☐
Orla Gregory	☐	☐	☐

4-70. COBALT SOLUTIONS SERVICES LTD.

Nominees:	FOR	AGAINST	ABSTAIN
Paul J. O'Shea	☐	☐	☐
Nicholas A. Packer	☐	☐	☐
Michael Kinahan	☐	☐	☐
Steven Given	☐	☐	☐
Sandra O'Sullivan	☐	☐	☐

4-71. SHELBOURNE SYNDICATE SERVICES LTD.

Nominees:	FOR	AGAINST	ABSTAIN
Richard J. Harris	☐	☐	☐
Sean Dalton	☐	☐	☐
Andrew Elliot	☐	☐	☐
George Cochran	☐	☐	☐
Timothy Hanford	☐	☐	☐
Nicholas A. Packer	☐	☐	☐

4-72. SGL NO.1 LIMITED

Nominees:	FOR	AGAINST	ABSTAIN
Richard J. Harris	☐	☐	☐
Timothy Hanford	☐	☐	☐